Exhibit 10.3

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

by

and

between

PACIFIC PROMENADE, LLC, an Arizona limited liability company

“Seller”

and

EXCEL TRUST, L.P., a Delaware limited partnership

“Purchaser”

Dated as of

March 21, 2011

EXHIBIT A	LEGAL DESCRIPTION OF THE LAND
EXHIBIT B	SCHEDULE OF LEASES
EXHIBIT C	EXCLUDED PROPERTY
EXHIBIT D	SCHEDULE OF TRADE NAMES
EXHIBIT E	SCHEDULE OF CONTRACTS
EXHIBIT F	SCHEDULE OF OPERATING AGREEMENTS
EXHIBIT G	FORM OF SPECIAL WARRANTY DEED
EXHIBIT H	FORM OF BILL OF SALE
EXHIBIT I	FORM OF GENERAL ASSIGNMENT
EXHIBIT J	FORM OF ASSIGNMENT OF LEASES
EXHIBIT K	FORM OF ASSIGNMENT OF OPERATING AGREEMENTS
EXHIBIT L	CERTIFICATION OF NON-FOREIGN STATUS
EXHIBIT M	SCHEDULE OF LITIGATION AND DISCLOSURES AND EXISTING SECURITY ITEMS
EXHIBIT N	FORM OF SELLER ESTOPPEL CERTIFICATE
EXHIBIT N-1	FORM OF TENANT ESTOPPEL CERTIFICATE
EXHIBIT O	PRORATION METHOD
EXHIBIT P	SCHEDULE OF ENVIRONMENTAL REPORTS
EXHIBIT Q	FORM OF TENANT NOTICE

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

1. IDENTIFICATION OF PARTIES.

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Agreement”) is entered into as of March 21, 2011 (the “Execution Date”), by and between PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Seller”) and EXCEL TRUST, L.P., a Delaware limited partnership (“Purchaser”).

2. DESCRIPTION OF THE PROPERTY.

Seller hereby agrees to sell, assign and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of Seller’s right, title and interest in and to the following Property on and subject to the terms, covenants and agreements set forth in this Agreement:

(a) Land. That certain parcel of real property located in the City of Scottsdale, County of Maricopa, State of Arizona, and more particularly described on Exhibit A attached hereto (the “Land”);

(b) Improvements. All improvements located on the Land (the “Improvements”);

(c) Leases. All leases with tenants (collectively “Tenants”) covering the Land and the Improvements (such leases, together with any and all amendments, modifications or supplements thereto and guaranties thereof, are hereinafter referred to collectively as the “Leases” and are identified on the Schedule of Leases attached hereto as Exhibit B), together with any new leases, if any, covering the Land and the Improvements that are entered into pursuant to Section 12(b) below;

(d) Real Property. All rights, privileges, easements, rights-of-way and appurtenances used or connected with the beneficial use or enjoyment of the Land including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under the Land, as well as all development rights, air rights, water, water rights and water stock relating to the Land, except to the extent, and only to the extent, related to the Excluded Land (as defined in Section 2(k)) (the Land, the Improvements, the Leases and such rights, privileges, easements, rights-of-way, and appurtenances are sometimes collectively hereinafter referred to collectively as the “Real Property”);

(e) Personal Property. All personal property and fixtures (if any) owned by Seller, located on the Real Property and used in the operation or maintenance of the Real Property (collectively, the “Personal Property”), expressly excluding, however, the personal property scheduled on Exhibit C attached hereto and expressly excluding any personal property to the extent, and only to the extent, related to the Excluded Land (the “Excluded Property”);

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(f) Trade Names. Those trade names and trademarks identified on the Schedule of Trade Names attached hereto as Exhibit D (the “Trade Names”);

(g) Contracts. Subject to the provisions of Section 5(c), all outstanding brokerage commission agreements, labor, service, equipment, supply, maintenance, concession, utility and operating contracts, and any amendments thereto, to which Seller is a party and which relate to the Real Property, to the extent assignable and to the extent the parties have agreed are to be assigned and assumed in accordance with Section 5(e) below, but expressly excluding any of the foregoing to the extent, and only to the extent, related to the Excluded Land (such contracts and agreements are hereinafter collectively referred to as the “Contracts” and are identified on the Schedule of Contracts attached hereto as Exhibit E) together with any such contracts, if any, that are entered into pursuant to Section 12(c);

(h) Operating Agreements. All reciprocal easement agreements, supplemental or separate agreements, development agreements and the like, and any amendments thereto, to which Seller is a party and which relate to the Real Property, if any, but expressly excluding any of the foregoing to the extent, and only to the extent, related to the Excluded Land (such agreements are hereinafter collectively referred to as the “Operating Agreements” and are identified on the Schedule of Operating Agreements attached hereto as Exhibit F);

(i) Permits. All permits, licenses, authorizations, consents, entitlements, approvals and certificates relating to the Real Property, to the extent assignable, but expressly excluding any of the foregoing to the extent, and only to the extent, related to the Excluded Land (collectively, the “Permits”); and

(j) Warranties. All warranties, guarantees and indemnities (including, without limitation, those for workmanship, materials and performance) which may exist from, by or against any contractor, subcontractor, manufacturer, laborer or supplier of labor, materials or other services relating to the Real Property or the Personal Property, but expressly excluding any of the foregoing to the extent, and only to the extent, related to the Excluded Land (collectively, the “Warranties”). (The Real Property, the Personal Property, the Trade Names, the Contracts, the Operating Agreements, the Permits and the Warranties are collectively referred to in this Agreement as the “Property”)

(k) Exclusions. The Property does not include (i) cash and cash equivalents of Seller and its Affiliates (subject to the provisions of Section 15 and Exhibit O), (ii) any accounts receivable or claims of Seller or its Affiliates existing on or attributable to any period prior to the Closing Date (subject to the provisions of Section 15 and Exhibit O), (iii) any right to use the name, trade names, marks or insignia of Seller or its Affiliates (except as identified on Exhibit D), including the trade name “Promenade Corporate Center,” (iv) that certain parcel of real property located in the City of Scottsdale, County of Maricopa, State of Arizona adjacent to the Land and more particularly described on Exhibit A-1 attached hereto, together with any improvements located thereon, any leases thereof and any rights, privileges, easements, rights of way and appurtenances thereto (together, the “Excluded Land”), or (v) except as provided in Section 18, any rights under insurance policies maintained by Seller with respect to the Property.

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As used in this Agreement, an “Affiliate” means with respect to Seller or Purchaser, any person or entity directly or indirectly controlling, controlled by or under common control with such other person or entity. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies whether through the ownership of voting securities, by contract or otherwise.

3. THE PURCHASE PRICE.

The aggregate purchase price for the Property is One Hundred Ten Million and No/100 Dollars ($110,000,000.00) (the “Purchase Price”). The Purchase Price shall be paid to Seller by Purchaser as follows:

(a) Deposit. Within two (2) Business Days (as defined below) after the Execution Date, Purchaser shall deliver to First American Insurance Company (“Escrow Company”) a deposit in the amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (the “Initial Deposit”), which Initial Deposit shall be in the form of a wire transfer of immediately available funds (“Opening of Escrow”). Within one (1) Business Day following the expiration of the Due Diligence Period (unless Purchaser previously has terminated this Agreement in accordance with the provisions of Section 5), Purchaser shall deliver to Escrow Company an additional deposit (the “Additional Deposit”) in the amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), which Additional Deposit shall be in the form of a wire transfer of immediately available funds (the Initial Deposit and, once made, the Additional Deposit, are sometimes collectively referred to herein as the “Deposit”). If Purchaser fails to timely deposit with the Escrow Company any portion of the Deposit, when and as due, then Seller may, in accordance with the provisions of Section 19(b), and without regard to the introductory phrase thereof, as its sole remedy, terminate this Agreement by written notice to Purchaser and the Escrow Company and thereafter this Agreement shall be deemed terminated, all without liability of the parties to each other thereafter (except that the Deposit shall only be refundable for the limited reasons set forth in Section 3(b) and except pursuant to provisions hereof which expressly survive such termination). The Deposit shall be invested in a federally issued or insured interest bearing instrument or account as Purchaser shall designate and shall be retained by Escrow Company, subject to the provisions of Sections 3(b) and 3(c). As used herein, the “Deposit” means the Deposit, plus any interest actually earned on such amount from and after the date of deposit thereof with the Escrow Company.

(b) Application of Deposit Against Purchase Price; Release of Deposit to Purchaser. If the purchase and sale of the Property is consummated as contemplated herein, the Deposit shall be credited by Escrow Company and Seller against the Purchase Price. If the purchase and sale of the Property is not consummated because of (i) a termination of this Agreement by Purchaser as permitted by Section 19(a) hereof as a result of a default under this Agreement on the part of Seller or (ii) a timely termination of this Agreement by Purchaser as permitted by, and in strict accordance with, Sections 3(d), 4, 5, 6 or 18, as applicable, or (iii) a termination of this Agreement by Purchaser as permitted by Section 11(a) hereof as a result of a failure of a Purchaser’s Condition Precedent (each, a “Permissible Purchaser Termination Event”), the Deposit shall be immediately refunded by Escrow Holder or Seller, as the case may be, to Purchaser.

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(c) Release of Deposit to Seller. If the Closing does not occur on or before the Outside Closing Date (as defined in Section 16) for any reason other than a Permissible Purchaser Termination Event, the Escrow Company shall immediately release the Deposit to Seller on the Outside Closing Date without any further instruction or confirmation by Seller or Purchaser. The terms of Section 19(b) shall govern with respect to Seller’s right to retain the Deposit.

(d) Assumption of First Lien. Purchaser shall pay (through assumption of the First Lien as described in this Section 3(d)) approximately Fifty Two Million Eight Hundred Eighteen Thousand Two Hundred Sixteen and 56/100 Dollars ($52,818,216.56), representing the unpaid principal balance, which is, as of the Closing, not yet due and payable under that certain Promissory Note (the “Note”) dated October 17, 2005, in the original principal amount of Sixty Million and No/100 Dollars ($60,000,000.00), executed by Seller in favor of Wells Fargo Bank, N.A. (the “Lender”). The Note is secured by a Deed of Trust, Absolute Assignment of Rents and Security Agreement executed by Seller (the “Deed of Trust”) dated October 17, 2005, and recorded on October 31, 2005, in the Official Records of Maricopa County, Arizona as Document No. 2005-1639973. The Note and the Deed of Trust are collectively referred to in this Agreement as the “First Lien”. Purchaser shall use its best efforts to obtain Lender’s Approval (as hereinafter defined). For purposes of this Agreement, the term “Lender’s Approval” shall mean: (i) Lender’s approval for Purchaser to assume the First Lien: (1) without any modification to the existing terms and conditions of the First Lien; or (2) on terms and conditions otherwise acceptable to Purchaser in the exercise by Purchaser of its reasonable business judgment; and (ii) Lender’s approval for the release of Seller and Seller’s Affiliates from any liability accruing on the First Lien subsequent to the Closing. In this regard, on or before April 15, 2011, Purchaser shall file a formal application with Lender seeking Lender’s Approval. From and after the Closing, Purchaser shall assume liability and responsibility for the payment and discharge of the First Lien. Purchaser shall pay all assumption fees or other charges (including Lender’s attorneys fees and costs) requested by Lender in connection with Lender’s Approval and Purchaser’s assumption of the First Lien. Seller shall reasonably cooperate with Purchaser in connection with obtaining Lender’s Approval and shall sign such applications and deliver such documents as may be reasonably requested by Lender or Purchaser in order to obtain the Lender’s Approval. Notwithstanding the foregoing, in the event Purchaser is unable to secure Lender’s Approval on or before June 15, 2011, then Purchaser shall have the right to terminate this Agreement by written notice to Seller. If Purchaser terminates this Agreement pursuant to this Section 3(d), the Deposit shall be refunded to Purchaser, Purchaser and Seller shall bear any title or escrow cancellation fees in equal amounts, and neither party shall have any further rights or obligations hereunder (except with respect to rights and obligations herein which expressly survive termination of this Agreement).

(e) Balance of Purchase Price. The balance of the Purchase Price (less the amount of Deposit and less the amount of the unpaid principal balance of the First Lien) shall be paid to Seller in immediately available funds at the Closing, which balance shall be deposited by wire transfer into escrow with the Escrow Company no later than one (1) Business Day prior to the Closing. As used herein, “Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of Arizona are authorized or obligated by law or executive order to be closed.

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(f) Intentionally Omitted.

4. TITLE AND SURVEY.

(a) PTR and Survey. Within three (3) Business Days after the Opening of Escrow, Seller shall deliver or cause to be delivered, at Seller’s expense, to Purchaser, for Purchaser’s review and approval, a preliminary title report prepared for the Real Property and issued by First American Title Insurance Company (the “Title Company”), together with copies of all documents relating to the title exceptions referred to therein (collectively, the “PTR”) and, to the extent available, any existing survey or recorded plat covering the Land in Seller’s possession (“Existing Survey”).

(b) Disapproved Exceptions; Permitted Exceptions. On or before the fifth (5th) day preceding the expiration of the Due Diligence Period (as defined below), Purchaser shall notify Seller in writing of any matters or exceptions disclosed in the Existing Survey and/or the PTR which Purchaser disapproves (to the extent such exceptions do not constitute Permitted Exceptions hereunder). Any exception specified in any such written notice delivered by Purchaser shall be a “Disapproved Exception.” Any matters affecting or exceptions to title to the Property and not disapproved in writing within the period specified above shall be deemed to be approved by Purchaser and each shall constitute a “Permitted Exception” hereunder. Further, notwithstanding anything to the contrary contained herein, all of the following shall also constitute Permitted Exceptions (regardless of whether Purchaser disapproves of them): (i) real estate taxes and assessments, existing bond or special district assessments, personal property taxes, water and/or meter charges, sewer taxes, charges or rents; in each case not yet due and payable; (ii) liens, encumbrances or other matters made, created or suffered by or on behalf of Purchaser, including, without limitation, liens arising as a result of any act or omission of Purchaser or Purchaser’s agents, contractors or representatives; (iii) zoning and other land use restrictions and ordinances; (iv) printed exceptions and exclusions set forth in the Title Company’s standard form policy of title insurance; (v) all Leases set forth on Exhibit B or entered into pursuant to the terms of this Agreement; (vi) consents previously granted by any former owner of the Property for the erection of any structure or structures on, under or above any street or streets on which the Property may abut; (vii) easements or rights of use of record and identified on the PTR in favor of any utility company for construction, use, maintenance or repair of utility lines, wires, terminal boxes, mains, pipes, cables conduits, poles and other equipment and facilities on, under and across the Property; (viii) liens for any unpaid real estate tax, water charge, sewer rent and assessment to be adjusted at the Closing in accordance with this Agreement; (ix) any liens or encumbrances as to which the Title Company will insure, or commit to insure, Purchaser against loss or forfeiture of title to, or collection from the Property without additional cost to Purchaser, whether by payment, bonding, indemnity of Seller or otherwise; (x) any and all Uniform Commercial Code filings which are more than five (5) years old and which have not been continued; (xi) the revocable nature of the right, if any, to maintain street and sidewalk vaults and other vault spaces, coal chutes, excavations, canopies, marquees and signs; (xii) any matter that is the responsibility of any Tenant under any lease of the Property; (xiii) any other leases, liens, encumbrances or other exceptions which are approved by Purchaser pursuant to Section 12 below; (xiv) any non-monetary encumbrance that would not unreasonably interfere with Purchaser’s development, operation or use of the Property; and (xv) the First Lien.

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Purchaser shall also have the right to review and object to any new exceptions to title disclosed in any amendment to the PTR not otherwise known to Purchaser by delivering written notice to Seller of such disapproved exceptions (such items shall be deemed “Disapproved Exceptions”) within five (5) days of Purchaser’s receipt of any such amendment to the PTR.

(c) Unresolved Exceptions. Within two (2) days after the date Seller receives Purchaser’s written notice of any Disapproved Exception within the time period specified above (or the first Business Day after said two (2) day period, if the second (2nd) day is not a Business Day), Seller shall notify Purchaser in writing of any Disapproved Exceptions which Seller is unable or unwilling to cause to be removed or insured against prior to or at the Closing (the “Unresolved Exceptions”). With respect to any Unresolved Exception, Purchaser shall elect, by giving written notice to Seller and the Escrow Company on or before the later of the last day of the Due Diligence Period or two (2) Business Days after the date Purchaser receives Seller’s written notice of any Unresolved Exceptions (i) to terminate this Agreement, or (ii) to waive Purchaser’s disapproval of such Unresolved Exceptions, in such latter event each such Unresolved Exception shall then be deemed a Permitted Exception. Purchaser’s failure to terminate this Agreement on or before the later of the last day of the Due Diligence Period or two (2) Business Days after the date Purchaser receives Seller’s written notice of any Unresolved Exceptions shall constitute Purchaser’s agreement to treat such Unresolved Exception(s) as Permitted Exception(s). If Purchaser terminates this Agreement in accordance with this Section 4, this Agreement will be deemed terminated, and the Deposit shall immediately be refunded to Purchaser. Title and escrow cancellation costs shall be paid by Seller and Purchaser as provided in Section 17(c).

(d) Updated Survey. Purchaser shall have the right to obtain an update, supplement or amendment to the Existing Survey (collectively, the “Updated Survey”), at Purchaser’s expense, provided that Purchaser’s failure to obtain the Updated Survey on or before the last day of the Due Diligence Period shall not result in the extension of the Due Diligence Period and shall not be a condition of Closing. Upon receipt of the Updated Survey, Purchaser shall provide two (2) original Updated Surveys to Seller and one (1) to Title Company, each certified by the surveyor who prepares such Updated Survey. Purchaser shall have until the expiration of the Due Diligence Period to examine the same and to notify Seller in writing of its objections to any new matters disclosed by the Updated Survey that constitute new title exceptions. If and only if Purchaser shall give written notice of such objections to Seller within three (3) Business Days after Purchaser’s receipt of the Updated Survey (but in no event later than the expiration of the Due Diligence Period), such items shall be deemed “Disapproved Exceptions,” and the rights and obligations of Purchaser and Seller with regard to such Disapproved Exceptions shall be as set forth in Section 4(c) hereof.

(e) Extended Title Coverage and Endorsements. Purchaser, at Purchaser’s option and at its sole cost and expense, may obtain additional title endorsements and other extended title coverage.

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5. INSPECTION; DUE DILIGENCE PERIOD.

This Section 5 applies to Purchaser’s due diligence activities relating to all matters except title and survey matters, which are addressed by Section 4.

(a) Inspection. As used in this Agreement, the term “Due Diligence Period” shall mean the period commencing on the Execution Date until 5:00 p.m., Phoenix, Arizona time on April 30, 2011. During the Due Diligence Period, and with twenty four (24) hours advance telephonic notice to Seller, Purchaser, its agents, representatives and consultants may enter onto the Real Property during reasonable business hours (subject to the rights of Tenants) to interview Tenants (provided, however, no Tenant interviews may take place prior to April 15, 2011) and to perform non-intrusive inspections and tests of the Property (including, without limitation, environmental testing) and the structural and mechanical systems within any Improvements; provided, however, that in no event shall (i) such inspections or tests unreasonably disrupt or disturb the on-going operation of the Property or the rights of the Tenants, or (ii) Purchaser or its agents, representatives and consultants drill or bore on or through the surface of the Real Property or the Improvements or otherwise conduct invasive or destructive testing without Seller’s prior written consent, which consent may be given or withheld in Seller’s sole and absolute discretion. Seller may elect, in Seller’s discretion, to accompany, or cause one of Seller’s representatives to accompany, Purchaser and/or its representatives during such inspection and testing of the Property. After making such tests and inspections, Purchaser shall promptly restore the Property to its condition prior to making such tests and inspections, which obligation shall survive the Closing or any termination of this Agreement. Prior to Purchaser entering the Property to conduct the inspections and tests described above, Purchaser shall obtain and maintain, and shall cause each of its contractors and agents to maintain, at no cost or expense to Seller, general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of One Million Dollars ($1,000,000) combined single limit for personal injury and property damage per occurrence, such policies to name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Purchaser or its agents, representatives or consultants in connection with such inspections and tests. Purchaser shall deliver to Seller evidence thereof prior to entry onto the Property. In the event of any termination of this Agreement, Purchaser shall promptly deliver to Seller, as a courtesy and without any representation or warranty whatsoever (including any representation that Seller shall be entitled to rely thereon), copies of all reports, studies and results of tests and investigations obtained or conducted by Purchaser with respect to the Property (which obligation shall survive any termination of this Agreement).

(b) Indemnity. Purchaser shall keep the Property free from all liens, and shall indemnify, defend, and hold harmless Seller and Seller’s members, and each of their respective officers, directors, shareholders, beneficiaries, members, partners and employees, and their respective successors and assigns (collectively, the “Seller Parties”), from and against all claims, actions, losses, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs) incurred, suffered by, or claimed against the Seller Parties, or any of them, by reason of any damage to the Property or injury to persons caused by Purchaser and/or its agents, representatives or consultants in exercising its rights under this Section 5, except to the extent caused by the gross negligence or intentional misconduct of any

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of the Seller Parties or to the extent resulting from Purchaser discovering and disclosing to Seller a pre-existing condition. The foregoing provisions shall survive the Closing or any termination of this Agreement.

(c) Due Diligence Materials. Prior to the Execution Date, Seller has or made available to Purchaser at Seller’s office in Phoenix, Arizona and at Seller’s property management office at the Real Property copies of the following documents relating to the Property (to the extent in Seller’s possession):

(i) copies of the documents relating to the First Lien including, but not limited to, the Note, the Deed of Trust, financing statements and security agreements;

(ii) copies of all the Contracts;

(iii) engineering and architectural studies, earthquake and structural reports, soil and environmental assessment reports and related documents, geotechnical and physical inspection reports including hazardous materials and asbestos reports, if any;

(iv) a copy of the tax bill issued for the most recent two years for real estate taxes;

(v) copies of all Leases (including, without limitation, any lease guaranties) along with a rent roll and schedule of security deposits;

(vi) monthly income and expense statements, balance sheets and any other financial information (excluding, however, any of Seller’s financial information analyzing the value of the Property) reflecting the operations of the Property for the calendar years 2008, 2009, 2010 and year-to-date through February 28, 2011;

(vii) the Permits, plans, building inspection approvals, governmental agreements and governmental documents;

(viii) all warranties and guarantees;

(ix) Operating Expense reimbursement calculations for the calendar years 2008, 2009, 2010 and year-to-date through February 28, 2011;

(x) aged receivables reports;

(xi)Tenant certificates of insurance;

(xii) Copies of any non-privileged reports, studies or other materials pertaining to the Property in addition to the items listed in (i) through (xi) above; and

(xiii) Copies of any non-privileged communications with respect to the items listed in (i) through (xii) above.

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The foregoing deliveries were made by Seller to accommodate and facilitate Purchaser’s investigations relating to the Property prior to the Execution Date, but, except as expressly set forth in Sections 6, 9(b), 20(b) and 22(a) and any Seller Certificate or Closing Document, Seller makes no representations or warranties of any kind regarding the accuracy or thoroughness of the information contained in the materials delivered to Purchaser.

(d) Due Diligence Termination. At any time prior to the expiration of the Due Diligence Period, Purchaser may terminate this Agreement if Purchaser determines, in its sole discretion, that any of the Due Diligence Materials (as defined in Section 6(i) below) either individually or in the aggregate reveal matter(s) that are not approved by Purchaser, by delivering to Seller (with a copy to the Escrow Company) written notice of Purchaser’s disapproval of any such matter(s) and, if elected by Purchaser, that Purchaser has elected to terminate this Agreement. If Purchaser notifies Seller that Purchaser disapproves of any such matter(s) but nevertheless does not elect to terminate the Agreement as provided above, the transaction contemplated by this Agreement shall close as provided herein, and Seller shall have no obligation to eliminate, ameliorate, or cure any such matter(s) disapproved by Purchaser. If Purchaser terminates this Agreement, Purchaser and Seller shall bear any title or escrow cancellation fees in equal amounts. Purchaser’s failure to deliver written notice of its election to terminate this Agreement prior to the end of the Due Diligence Period in accordance with the provisions of this Section 5(d) shall be conclusively deemed to be Purchaser’s approval of all matters relating to the Property; provided, however, if Purchaser has delivered a written notice identifying any Disapproved Exception in accordance with terms of Section 4 above, the terms of Section 4, and not this Section 5(d), will govern with respect to the treatment of any Disapproved Exceptions.

(e) Contracts. Purchaser shall notify Seller prior to the end of the Due Diligence Period if it desires to receive an assignment of, and to assume Seller’s rights and obligations under, any Contracts at the Closing, which notice shall specify the Contracts to be assigned and assumed. Except for the Contracts set forth in such notice, Seller shall terminate all other Contracts by the Closing Date. Notwithstanding the foregoing, the Contracts identified as “non-terminable” on Exhibit E, if any, are not terminable prior to the Closing and, therefore, if the transaction contemplated by this Agreement closes, such Contracts shall be assigned to and assumed by Purchaser.

6. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller represents and warrants to Purchaser that the following matters are true and correct as of the Execution Date, and will be true and correct as if made anew on the date of the Closing:

(a) Authority. Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Arizona, qualified to do business in the State of Arizona.

(b) Due Execution. Seller has the requisite power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution

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and delivery by Purchaser, constitutes the legal, valid, and binding obligations of Seller enforceable against Seller in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally) and does not violate the material provisions of any agreement to which Seller is a party or to which it is subject.

(c) Litigation. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, Seller has received no written notice of any actions, suits or proceedings, pending or threatened, before any judicial, administrative or other governmental authority with respect to the Property (or any portion thereof).

(d) Governmental Notices. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, and except with respect to Environmental Laws (as defined in Section 6(j) hereof) which are covered by Sections 6(j) and 8(a) hereof, Seller has not received any written notice from any city, county, state or other government authority stating that the Property or any matter thereon is in material violation of the laws, rules or ordinances applicable to the Property, which violation has not been corrected prior to the Execution Date.

(e) Condemnation/Rezoning. To Seller’s Actual Knowledge and except as set forth in the Due Diligence Materials or on Exhibit M attached hereto, Seller has not received any official governmental notice of (i) any actual condemnation of the Property or any part thereof, (ii) any plan, study or effort to rezone the Property or to widen, modify, regrade or realign any street or highway that borders the Property, or (iii) any pending eminent domain proceeding with respect to the Property.

(f) Leases. Attached hereto as Exhibit B is a complete list of all Leases and all amendments thereto relating to the Property, as of the Execution Date, which Exhibit shall be updated by Seller prior to Closing, if necessary to make this representation correct, including the addition thereto of new Leases executed after the Execution Date through Closing in accordance with the provisions of Section 12(b).

(g) Contracts. To Seller’s Actual Knowledge, attached hereto as Exhibit E is a complete list of all Contracts entered into by Seller or its Affiliates, and all amendments to the foregoing, relating to the Property as of the Execution Date, which Exhibit shall be updated by Seller prior to Closing, if necessary to make this representation correct including the addition thereto of new Contracts executed after the Execution Date through Closing in accordance with the provisions of Section 12(c).

(h) Management Agreements. As of the Closing, there will be no management agreements affecting the Property.

(i) Information. To Seller’s Actual Knowledge and except for Seller’s Confidential Materials (as defined in Section 9(c)), Seller has provided Purchaser with access to certificates, licenses, permits, Leases, Operating Agreements, Contracts, books, records, documents and information relating to the Property and the ownership and operation thereof

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which are in the possession of Seller. Notwithstanding anything to the contrary contained herein, Seller makes no representation or warranty as to the accuracy of facts, analyses or other information recited or contained in any documents or materials included in the Due Diligence Materials or otherwise disclosed to Purchaser prior to the Closing, except that Seller represents and warrants that such Due Diligence Materials are true and correct copies of the same materials in Seller’s files. As used in this Agreement, “Due Diligence Materials” mean the (i) materials and information previously delivered to Purchaser, (ii) information and other materials contained in the files made available to Purchaser at Seller’s office in Phoenix, Arizona, at the office of Seller’s property manager, or at the Real Property, including, without limitation, the PTR, the Existing Survey and the Updated Survey (if obtained), and (iii) supplementary information and materials disclosed in writing or otherwise delivered to or obtained by Purchaser on or before the expiration of the Due Diligence Period.

(j) Environmental Conditions. Except as disclosed in that certain report set forth on Exhibit P attached hereto (the, “Environmental Reports”), accurate and complete copies of which have been delivered to Purchaser on or before the Execution Date, or otherwise disclosed to Purchaser, to Seller’s Actual Knowledge, the Property is free from any Hazardous Substances, except for amounts of Hazardous Substances that may be present in the ordinary course of the ownership or operation of a retail shopping center by Seller, Tenants or other occupants of the Property or in the ordinary course of the maintenance of the Property (or any portion thereof) provided the same are not in violation of Environmental Laws. As used in this Agreement, “Hazardous Substances” means any and all substances, chemicals, wastes, sewage or other materials that are now or hereafter regulated, controlled or prohibited by any Environmental Laws, including, without limitation, any (A) substance defined as a “hazardous substance,” “extremely hazardous substance,” “hazardous material,” “hazardous chemical,” “hazardous waste,” “toxic substance” or “air pollutant” under any one or more of the following Environmental Laws: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; or regulations promulgated thereunder, all as amended to date and as amended hereafter; (B) hazardous substance, hazardous waste, toxic substance, toxic waste or hazardous material, waste, chemical or compound described in any other Environmental Laws; and (C) asbestos, polychlorinated biphenyls, flammable or explosive or radioactive materials, gasoline, oil, motor oil, waste oil, petroleum (including, without limitation, crude oil or any component thereof), petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, and other regulated chemical products. As used herein, “Environmental Laws” means any and all (A) federal, state and local laws, regulations, ordinances, codes and policies, and any and all judicial or administrative interpretations thereof by governmental authorities, as now in effect or hereinafter amended or enacted, relating to pollution or protection of the environment, natural resources or health and safety, including, without limitation, those regulating, relating to, or imposing liability for emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of

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Hazardous Materials; and (B) any and all consent decrees, orders, and directives of appropriate governmental authorities pursuant thereto relating to the Property.

(k) No Employees. Seller has no employees at the Property.

(l) OFAC. Seller and, to Seller’s Actual Knowledge, each person or entity owning an interest in Seller is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an Embargoed Person (as hereinafter defined). To Seller’s Actual Knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person. To Seller’s Actual Knowledge, no Embargoed Person has any ownership interest of any nature whatsoever in Seller (whether directly or indirectly). The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder.

(m) Leasing Costs/Tenant Inducement Costs. No Leasing Costs are presently unpaid with respect to the Leases and, to Seller’s Actual Knowledge, no Leasing Costs will become payable or accrue in connection with the exercise by a Tenant under any Lease of any renewal or expansion option that may be contained in any Lease, in each case, except as may be set forth on the Rent Roll or in the Leases. No Tenant Inducement Costs with respect to the Leases will arise or accrue after the Closing and, to Seller’s Actual Knowledge, no Tenant Inducement Costs will arise or accrue in connection with the exercise by a Tenant under any Lease of any renewal or expansion option that may be contained in any Lease, in each case, except as may be set forth on the Rent Roll or in the Leases.

For purposes of this Agreement and each of the documents executed in connection herewith, “Seller’s Actual Knowledge” shall specifically mean and be limited to the actual knowledge, as of the Execution Date, or, if specifically stated, as of the Closing Date, of Andrew M. Cohn in his capacity as the representative of the Seller directly responsible for the operation of the Property, without any duty of inquiry or independent investigation on the part of Seller or such individual. Also as used in this Agreement, the phrase “Seller has received no written notice” with respect to an event or a situation shall specifically mean that such person has no Actual Knowledge of receiving the subject written notice. Purchaser expressly understands and agrees that such person shall not be personally liable to Purchaser for any representation or warranty set forth herein.

The representations and warranties of Seller set forth in this Section 6 shall survive the Closing for a period of nine (9) months and shall terminate and be of no further force or effect nine (9) months following the Closing Date (except to the extent Purchaser has commenced a

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proceeding with respect to such representations or warranties prior to such expiration, as provided below, in which case the representations and warranties that are subject of such proceeding shall survive until final resolution or settlement of such proceeding). Notwithstanding anything to the contrary contained herein, Seller shall have no liability with respect to any of the foregoing representations and warranties (including a Warranty Failure, as defined below) if, prior to the Closing, Purchaser becomes aware of information (from whatever source, including as a result of Purchaser’s due diligence tests, investigations and inspections of the Property, disclosure by Seller or Seller’s agents and employees (including a Warranty Notice, as defined below) or any estoppel certificates) that contradicts any of the foregoing representations and warranties, or renders any of the foregoing representations and warranties untrue or incorrect, and Purchaser nevertheless consummates the transaction contemplated by this Agreement. In this regard, if Seller obtains Actual Knowledge or receives written notice that any representation or warranty set forth in this Section 6 is untrue in any material respect (a “Warranty Failure”), Seller shall give written notice of such Warranty Failure (a “Warranty Notice”) to Purchaser within three (3) Business Days following Seller obtaining such Actual Knowledge or receiving written notice (which Warranty Notice shall include copies of the instrument, correspondence or document, if any, upon which such Actual Knowledge is based). With respect to any Warranty Notice, Purchaser shall elect, by giving written notice to Seller and the Escrow Company on or before two (2) Business Days following receipt by Purchaser of such Warranty Notice, but not later than the Closing Date (i) to terminate this Agreement, or (ii) to waive the Warranty Failure in the Warranty Notice. Purchaser’s failure to terminate this Agreement within such two (2) Business Day period, but not later than the Closing Date, shall constitute Purchaser’s election pursuant to clause (ii) above. If Purchaser terminates this Agreement in accordance with the provisions of this paragraph, this Agreement shall be deemed terminated, and the Deposit shall be refunded to Purchaser. Title and escrow cancellation cost shall be paid by Seller and Purchaser as provided in Section 17(c).

7. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser represents and warrants to Seller that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing Date:

(a) Authority. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is, or will be as of the Closing Date, qualified to do business in the State of Arizona.

(b) Due Execution. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the legal, valid, and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not violate the material provisions of any agreement to which Purchaser is a party or to which it is subject.

(c) Due Diligence Approvals. Subject to and in accordance with the terms of Section 5, Purchaser confirms that it shall, during the Due Diligence Period, have had ample

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opportunity to conduct its due diligence investigations of the Property and review carefully all of the Due Diligence Materials and complete all investigations, examinations and inspections of the Property that Purchaser deems necessary, advisable or prudent to protect its interests in acquiring the Property. Without limiting the foregoing, but subject to Purchaser’s right to review title and survey under the terms of Section 4 and certain other aspects of the Property under the terms of Section 5, Purchaser further represents and warrants that Purchaser shall, during the Due Diligence Period, satisfy itself and approve the (i) development potential of the Property and the use, habitability, merchantability, fitness, value or adequacy of the Property for any particular purpose, (ii) zoning, entitlements, land use or development restrictions and conditions of the Property, (iii) compliance of the Property and its operation with all applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions or any governmental or quasi-governmental entity, (iv) condition of title to the Property (subject to Purchaser’s rights pursuant to Section 4), (v) the Leases, Contracts, Operating Agreements, Permits, Warranties, and other agreements and instruments affecting the Property, (vi) contracts for work in progress, and (vii) the economic performance and feasibility of the Property. Purchaser further represents and warrants that as of the expiration of the Due Diligence Period, unless Purchaser disapproves any of the Due Diligence Matters in accordance with Section 5, Purchaser will have satisfied itself and approved all Due Diligence Matters, including, without limitation, (x) the presence of any Hazardous Substances present at, under, on, in or about the Property and environmental audits and assessments, (y) the physical condition of the Property (including, without limitation, the structural elements, foundations, roofs, access, parking facilities, and HVAC, plumbing, sewage and utility systems) and (z) condition of soils, geology and groundwater at the Property.

(d) NO REPRESENTATIONS; PURCHASE AS-IS; WAIVER AND RELEASE. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT SURVIVE THE CLOSING DATE, NEITHER SELLER, NOR ANYONE ACTING FOR OR ON BEHALF OF SELLER, HAS MADE ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, TO PURCHASER, OR TO ANYONE ACTING FOR OR ON BEHALF OF PURCHASER, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE USE, DEVELOPMENT, SEISMIC CONDITION, ENVIRONMENTAL OR LEGAL COMPLIANCE THEREOF OR THE FINANCIAL CONDITION OF ANY TENANTS OF THE PROPERTY. PURCHASER FURTHER REPRESENTS AND WARRANTS THAT, IN ENTERING INTO THIS AGREEMENT, PURCHASER HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, OF SELLER, OR ANYONE ACTING FOR OR ON BEHALF OF SELLER, OTHER THAN AS EXPRESSLY SET FORTH IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT, AND THAT ALL MATTERS CONCERNING THE PROPERTY HAVE BEEN OR SHALL BE INDEPENDENTLY VERIFIED BY PURCHASER PRIOR TO THE CLOSING, AND THAT PURCHASER SHALL PURCHASE THE PROPERTY BASED ON PURCHASER’S OWN DUE DILIGENCE INVESTIGATIONS, INSPECTIONS AND EXAMINATIONS OF THE PROPERTY (OR

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PURCHASER’S ELECTION NOT TO DO SO); AND THAT PURCHASER IS PURCHASING THE PROPERTY IN AN “AS-IS”, “WHERE IS” AND “WITH ALL FAULTS” PHYSICAL CONDITION AND IN AN “AS-IS”, “WHERE IS” AND “WITH ALL FAULTS” STATE OF REPAIR. EXCEPT AS EXPRESSLY PROVIDED FOR IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT, PURCHASER DOES HEREBY WAIVE, AND SELLER DOES HEREBY DISCLAIM, ALL WARRANTIES OF ANY TYPE OR KIND WHATSOEVER WITH RESPECT TO THE PROPERTY, WHETHER EXPRESS OR IMPLIED, INCLUDING, BY WAY OF DESCRIPTION BUT NOT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND USE, TENANTABILITY OR HABITABILITY. FURTHER, PURCHASER DOES HEREBY RELEASE AND FOREVER DISCHARGE, AND WAIVE ITS RIGHTS TO RECOVER FROM, SELLER AND SELLER’S AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, PARTNERS, MEMBERS, AGENTS, REPRESENTATIVES, (COLLECTIVELY, “SELLER PARTIES”) FOR, FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTIONS, DEMANDS, RIGHTS, LIABILITIES, DAMAGES, LOSSES, COSTS, EXPENSES, AND COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT PURCHASER AND ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER PURCHASER, MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SELLER AND/OR ANY OF SELLER PARTIES, ARISING FROM OR RELATED TO THIS AGREEMENT OR THE PROPERTY (INCLUDING ANY CLAIM FOR DIMINUTION IN VALUE OF THE PROPERTY ARISING FROM THE CONDITION OF THE PROPERTY), EXCEPT TO THE EXTENT THE SAME RESULTS FROM, CONSTITUTES, OR ARISES FROM A MATERIAL MISREPRESENTATION, BREACH OR DEFAULT OF OR UNDER ANY OF THE MATTERS EXPRESSLY REPRESENTED OR WARRANTED BY SELLER IN SECTION 6, SECTION 9(b), SECTION 20(b) AND SECTION 22(a) OF THIS AGREEMENT, ANY SELLER CERTIFICATE AND THE CLOSING DOCUMENTS THAT EXPRESSLY SURVIVE THE CLOSING DATE UNDER THIS AGREEMENT (PRIOR TO THE EXPIRATION OF SUCH WARRANTY OR REPRESENTATION). PURCHASER EXPRESSLY WAIVES ITS RIGHTS GRANTED UNDER ANY PROVISION OF LAW THAT PROVIDES A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT PURCHASER DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS AGREEMENT TO RELEASE SELLER.

PURCHASER’S INITIAL     MB

8. INTENTIONALLY OMITTED.

9. DELIVERY OF DOCUMENTS.

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(a) Document Deliveries. Purchaser, its agents and representatives have (or shall have prior to the end of the Due Diligence Period) inspected at Seller’s offices in Phoenix, Arizona or at the office of Seller at the Real Property copies of the Due Diligence Materials described in Section 5(c) above.

(b) No Representation. Purchaser acknowledges and agrees that the foregoing deliveries and disclosures, and the delivery of any other material or documents to Purchaser, were made by Seller to accommodate and facilitate Purchaser’s investigations relating to the Property, and neither Seller nor any of its agents or representatives make any representations or warranties of any kind regarding the accuracy or thoroughness of the information contained in the materials delivered to Purchaser or made available for Purchaser’s inspections, except that Seller represents and warrants that (i) such materials and documents are true and correct copies of the same in Seller’s files and (ii) as set forth in Section 6(i).

(c) Seller’s Confidential Materials. Notwithstanding anything to the contrary contained herein, Purchaser shall not have a right to review or inspect any memoranda, correspondence, analyses, documents or reports that Seller reasonably deems is confidential, proprietary, or covered by the attorney-client privilege (collectively, “Seller’s Confidential Materials”).

10. CONFIDENTIALITY.

(a) Purchaser Confidentiality Covenant. Purchaser agrees that it shall keep confidential (i) the cap rate or the net operating income from the Property used in determining the Purchase Price, and (ii) the information contained in the materials provided for inspection by Seller pursuant to this Agreement or obtained by Purchaser during the course of its due diligence tests and inspections (including the Due Diligence Materials), and shall not disclose such information to any third parties; provided, however, that Purchaser shall have the right to provide such information to its lenders, consultants, attorneys, and prospective investors in connection with Purchaser’s acquisition of the Property under the following conditions:

(i) Intentionally Omitted;

(ii) Purchaser shall instruct the aforesaid parties to maintain the confidentiality of such information; and

(iii) Purchaser shall instruct such parties to return to Seller all copies and originals of any documents relating to the Property upon Seller’s written request.

Purchaser shall also have the right to disclose reasonably such confidential information as shall be required to comply with any order of court or governmental agency or legal requirement including, without limitation, any state and federal security laws, or as shall be necessary to Purchaser’s prosecution of its rights and remedies under this Agreement; provided, however, in no event shall Purchaser issue any press release with respect to the Property and/or the execution of this Agreement until the expiration of the Due Diligence Period and the delivery by Purchaser to Escrow Company of the Additional Deposit. If the transaction contemplated by this Agreement is not consummated for any reason, Purchaser promptly shall destroy or return to

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Seller, and instruct its representatives, lenders, consultants, attorneys, and prospective investors to destroy or return to Seller, all Due Diligence Materials. This Section 10(a) shall cease to apply to Purchaser upon the Closing of the purchase and sale contemplated by this Agreement.

(b) Seller Confidentiality Covenant. Seller agrees that it shall keep confidential the information contained in the materials provided by Purchaser pursuant to this Agreement; provided, however, that Seller shall have the right to provide such information to its lenders, consultants, advisors, accountants and attorneys.

11. CONDITIONS PRECEDENT TO CLOSING.

Neither Purchaser nor Seller shall be obligated to perform under the terms of this Agreement if Purchaser or Seller has validly terminated this Agreement in accordance with the terms and conditions hereof.

(a) Purchaser’s Conditions Precedent. The following shall be conditions precedent to Purchaser’s obligation to consummate the purchase and sale transaction contemplated herein with respect to the Property (collectively, the “Purchaser’s Conditions Precedent”):

(i) The Title Company shall stand ready to issue at the Closing an ALTA standard coverage owner’s policy of title insurance with liability in the full amount of the Purchase Price, subject only to the Permitted Exceptions, together with such endorsements as were requested by Purchaser and Title Company irrevocably committed, prior to the expiration of the Due Diligence Period, to issue to Purchaser at Closing (the “Title Policy”), insuring Purchaser’s interest in the Property, dated as of the day of the Closing.

(ii) There shall exist no material breach of (A) any of Seller’s representations and warranties set forth in Section 6, or (B) any other material obligation of Seller hereunder as of the Closing, in either case not cured in accordance with the provisions of Section 19(a).

(iii) Seller shall have delivered to the Escrow Company the items described in Section 13.

(iv) Purchaser shall have received, prior to the Closing, estoppel certificates (collectively, “Tenant Estoppel Certificates”), in the form customarily issued by the Tenant and/or the form set forth in their respective Leases executed by each Tenant whose premises contains more than fifteen thousand (15,000) square feet of leaseable area (collectively the “Major Tenants”) and from remaining Tenants leasing in the aggregate not less than seventy five percent (75%) of the remaining leasable floor area of the Property (the “Estoppel Threshold”) in the form set forth in the respective Tenant’s Lease (but if no form is set forth in a particular Lease or if the particular Lease does not otherwise dictate the contents of a Tenant Estoppel Certificate, then in the form attached hereto as Exhibit N-1). Tenants (other than the Major Tenants) that do not execute a Tenant Estoppel Certificate, Seller shall execute a certificate in the form of Exhibit N attached hereto (the “Seller Certificate”). Purchaser may disapprove any Tenant Estoppel Certificate or Seller Certificate hereunder only if such Tenant

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Estoppel Certificate or Seller Certificate reflects a default by Seller or Tenant under the Lease in question, reflects information that is inconsistent with the Rent Roll in any material respect or reflects information that is not substantially consistent with the Due Diligence Materials; and any disapproval of a Tenant Estoppel Certificate or Seller Certificate shall be in writing, shall set forth with specificity the basis of such disapproval and must be received by Seller not later than three (3) Business Days after delivery of such Tenant Estoppel Certificate or Seller Certificate to Purchaser, it being expressly agreed that any Tenant Estoppel Certificate or Seller Certificate not disapproved in accordance with the provisions of this sentence shall be deemed approved and shall be applicable to the satisfaction of the Estoppel Threshold. With respect to any Tenant (other than any of the Major Tenants) that does not execute a Tenant Estoppel Certificate, Seller shall exercise commercially reasonable efforts to obtain Tenant Estoppel Certificates from any Tenant for whom Seller executed a Seller Certificate within ninety (90) days after the Closing and if, after the Closing, Seller delivers to Purchaser a Tenant Estoppel Certificate (consistent in all material respects with the Seller Certificate for such Tenant) from a Tenant for whom Seller executed a Seller Certificate at the Closing, then Seller thereafter shall be released from the Seller Certificate. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any Seller Certificate shall be commenced, if at all, on or before the date which is twelve (12) months after the date of the Closing and, if not commenced on or before such date, the Seller Certificate thereafter shall be void and of no force or effect. If Purchaser disapproves any Tenant Estoppel Certificate or Seller Certificate required to be delivered pursuant to the terms of this Section, then Seller shall be entitled to remedy the condition which caused Purchaser to disapprove such Tenant Estoppel Certificate or Seller Certificate and deliver to Purchaser prior to the Closing an updated Tenant Estoppel Certificate or Seller Certificate in accordance with the terms of this Section. Seller shall review each Tenant Estoppel Certificate executed by a Tenant prior to transmitting such Tenant Estoppel Certificate to Purchaser and Seller shall endeavor to remedy with the Tenant executing the Tenant Certificate any matter which would, in Seller’s reasonable business judgment, entitle Purchaser to disapprove such Tenant Estoppel Certificate in accordance with the provisions of this Section.

(v) Underlying Declaration Estoppel. Purchaser shall have received, prior to the Closing, from each of the parties to the Underlying Declaration an estoppel in the form as provided for in the Underlying Declaration (as defined in Exhibit F) (the “Underlying Declaration Estoppel”), and such Underlying Declaration Estoppel does not recite that Seller or any of the other parties to the Underlying Declaration is in default under the Underlying Declaration and does not reflect information that is substantially inconsistent with the Due Diligence Materials.

(vi) Litigation. No suit, action, claim or other proceeding shall have been instituted or threatened in writing against Seller which results, or reasonably might be expected to result, in the transactions contemplated by this Agreement being enjoined or declared unlawful, and/or in any lien attaching to or against the Property and/or in any liabilities or obligations being imposed upon Purchaser or the Property, other than the Permitted Title Exceptions.

(vii) No Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or

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involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors filed by Seller or pending against Seller.

(viii) Lender’s Approval. Purchaser shall have obtained Lender’s Approval, and Seller and Lender shall each have executed and delivered to the Escrow Company all documents and instruments necessary to effectuate Lender’s Approval.

The conditions set forth in this Section 11(a) are solely for the benefit of Purchaser and may be waived only by Purchaser. Purchaser shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

(b) Seller’s Conditions Precedent. The following shall be conditions precedent to Seller’s obligation to consummate the purchase and sale transaction contemplated herein with respect to the Property (the “Seller’s Conditions Precedent”):

(i) Purchaser shall have delivered to the Escrow Company, prior to the Closing, for disbursement as directed hereunder, all cash or other consideration or other immediately available funds due from Purchaser in accordance with this Agreement.

(ii) There shall exist no material breach of (a) any of Purchaser’s representations, warranties or covenants set forth in Section 7, or (b) any other material obligation of Purchaser hereunder as of the Closing, in either case, not cured in accordance with the provisions of Section 19(b).

(iii) Purchaser shall have delivered to the Escrow Company the items described in Section 14.

(iv) Purchaser shall have replaced all of the Existing Security Items in accordance with Section 15(b).

(v) Purchaser shall have obtained Lender’s Approval, and Purchaser and Lender shall each have executed and delivered to the Escrow Company all documents and instruments necessary to effectuate Lender’s Approval.

The conditions set forth in this Section 11(b) are solely for the benefit of Seller and may be waived only by Seller. Seller shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

12. COVENANTS OF SELLER AND PURCHASER.

So long as this Agreement remains in full force and effect, Seller covenants as follows:

(a) No Transfers. Except as set forth in clause (b) of this Section 12, after the Execution Date and prior to the Closing, no part of the Property, or any interest therein, will be sold, encumbered or otherwise transferred without Purchaser’s consent.

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(b) Leasing. During the Due Diligence Period, Seller shall have the right to enter into any new leases, or amend, modify, terminate or extend any existing Leases with respect to the Property, in either case, in the ordinary course of business of Seller, without the consent of Purchaser, except that Seller agrees to notify Purchaser in writing of any such activity no later than three (3) Business Days prior to the end of the Due Diligence Period, which may be extended to provide Purchaser with at least three (3) Business Days requisite notice. After the expiration of the Due Diligence Period and prior to the Closing, Seller shall not enter into any new leases, or amend, modify, terminate or extend any existing Leases with respect to the Property, in any case without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed given if not disapproved in writing within five (5) Business Days of receipt of notice of proposed transaction). A request for consent to a new lease or a request to modify, amend, terminate or extend a Lease shall include the applicable documentation and information about the economic terms of the lease and the costs and expenses that will be the monetary obligation of Purchaser under the lease (including any Leasing Costs and Tenant Inducement Costs, as such terms are defined below). If Purchaser consents to any such new lease, or to the amendment, modification, termination or extension of any existing Lease, and the Closing occurs, Purchaser shall be solely responsible for: (i) all Tenant Inducement Costs; and (ii) the payment of all Leasing Costs thereunder, all as set forth in said new lease or amendment, modification, termination or extension agreement of any existing Lease (collectively, the “Approved Leasing Costs/Tenant Inducement Costs”). Following the Closing, Seller shall have no liability or responsibility for any Approved Leasing Costs/Tenant Inducement Costs.

With respect to the existing Leases: (A) Seller shall be solely responsible for: (1) all Tenant Inducement Costs; and (2) all unpaid Leasing Costs, (B) if the Closing occurs, Seller shall have no liability or responsibility for: any Leasing Costs or Tenant Inducement Costs for which Purchaser receives a credit against the Purchase Price at Closing as set forth in Exhibit O, and (C) following the Closing, Purchaser shall be solely responsible for any Leasing Costs or Tenant Inducement Costs for which Purchaser receives a credit against the Purchase Price at Closing as set forth in Exhibit O.

The provisions of this Section 12(b) shall survive the Closing or earlier termination of this Agreement. For purposes of this Agreement: (y) the term “Leasing Costs” shall mean all leasing commissions, tenant improvement costs or allowances, move in allowances and any other payment to the Tenant, whether with respect to an existing Lease, with respect to an amendment, modification, termination or extension of an existing Lease or with respect to a new Lease; and (z) the term “Tenant Inducement Costs” shall mean any free rent, rent holidays, rent concessions, rental abatements and rent credits provided under a Lease for the benefit of the Tenant thereunder which is in the nature of a tenant inducement, whether with respect to an existing Lease, with respect to an amendment, modification, termination or extension of an existing Lease or with respect to a new Lease.

(c) Contracts and Operating Agreements. During the Due Diligence Period, Seller shall have the right, in either case, in the ordinary course of business of Seller, to enter into any new contracts, agreements or operating agreements which would bind the Property or Purchaser or amend, modify, terminate or extend the Contracts without the consent of

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Purchaser, except that Seller agrees to notify Purchaser in writing of any such activity no later than three (3) Business Days prior to the end of the Due Diligence Period, which may be extended to provide Purchaser with the three (3) Business Days requisite notice. After the expiration of the Due Diligence Period and prior to the Closing, Seller shall not enter into any new contracts, agreements or operating agreements which would bind the Property or Purchaser or amend, modify, terminate or extend the Contracts in any case without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed given if not disapproved in writing within five (5) Business Days of receipt of notice of proposed transaction).

(d) Insurance. Until the Closing, Seller shall maintain a commercial general liability insurance policy for the Property consistent with Seller’s past practices and shall keep the Property insured against fire, vandalism and other loss, damage and destruction under Seller’s policies of insurance for the Property; provided, however, that Seller’s insurance policies shall not be assigned to Purchaser at the Closing, and Purchaser shall be obligated to obtain its own insurance coverage from and after the Closing.

(e) Operations. Until the Closing, Seller shall operate and maintain the Property consistent with Seller’s obligations as Landlord under the Leases, Contracts and Operating Agreements and consistent with Seller’s past practices in the ordinary course of its business.

(f) Ongoing Deliveries. Until the Closing, Seller shall deliver to Purchaser copies of any notice described in Sections 6(c), 6(d) and 6(e) that Seller receives subsequent to the Execution Date, within three (3) Business Days after receipt.

13. SELLER’S CLOSING DELIVERIES.

At least one (1) Business Day prior to the Closing, Seller shall deliver or cause to be delivered to the Escrow Company or Purchaser the following:

(a) Special Warranty Deed. A Special Warranty Deed in the form of Exhibit G attached hereto (the “Special Warranty Deed”) for the Property, executed by Seller, in recordable form, conveying the Property (free and clear of all claims, liens and encumbrances except the Permitted Exceptions) to Purchaser.

(b) Bill of Sale. Four (4) original counterparts of a Bill of Sale in the form of Exhibit H attached hereto (the “Bill of Sale”), executed by Seller, conveying to the Purchaser all of its right, title and interest in and to the Personal Property, if any.

(c) General Assignment. Four (4) original counterparts of a General Assignment in the form of Exhibit I attached hereto (the “General Assignment”), executed by Seller, assigning to Purchaser the Contracts and the Permits relating to the Property, to the extent that such items are assignable.

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(d) Assignment of Leases. Four (4) original counterparts of an Assignment of Leases in the form of Exhibit J attached hereto (the “Assignment of Leases”), executed by Seller, in recordable form, assigning to Purchaser all of Seller’s interest under the Leases.

(e) Assignment of Operating Agreements. An Assignment of Operating Agreements in the form of Exhibit K attached hereto (the “Assignment of Operating Agreements“), executed by Seller, in recordable form, assigning to Purchaser all of Seller’s interest under the Operating Agreements.

(f) FIRPTA. Four (4) original counterparts of an affidavit in the form of Exhibit L attached hereto (the “Certificate of Non-Foreign Status”), executed by Seller, certifying that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986.

(g) Affidavit of Real Property Value. A properly executed Arizona Affidavit of Real Property Value in the form promulgated by the Arizona Department of Revenue.

(h) Certificate. A certificate on behalf of Seller, dated as of the Closing Date, (i) authorizing the sale of the Property and the other transactions contemplated hereby, and (ii) confirming the authority of the person(s) signing on behalf of Seller.

(i) Transfer Declarations. Executed copies of state, county and local transfer declarations, as applicable.

(j) Title Affidavit. An owner’s title affidavit and such other similar documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Purchaser to consummate the transactions contemplated hereby.

(k) Tenant Notices. Executed notice letters addressed to each Tenant of the Property in the form attached to this Agreement as Exhibit Q.

(l) Other Instruments. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement; provided that Seller shall not be obligated to cause the delivery of any such instrument or document that would increase or expand Seller’s obligations or liability under this Agreement.

On the Closing Date, Seller shall deliver to Purchaser outside of the escrow originals of the Leases, Contracts, Permits, Warranties, and the Operating Agreements to the extent in Seller’s possession, together with any keys or access cards to the Property.

14. PURCHASER’S CLOSING DELIVERIES.

At least one (1) Business Day prior to the Closing, Purchaser shall deliver to the Escrow Company or Seller the following:

(a) Purchase Price. The balance of the Purchase Price, together with such other sums as Escrow Company shall require to pay Purchaser’s share of the closing costs,

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prorations, reimbursements and adjustments as set forth in Sections 15 and 17 herein, all in immediately available funds.

(b) Counterparts. Four (4) executed counterparts of each of the General Assignment and the Assignment of Leases, whereby Purchaser shall assume the obligations relating to the matters set forth in such documents.

(c) Certificate. An officer’s certificate on behalf of Purchaser, dated as of the Closing Date, certifying to (i) the applicable organizational documents of Purchaser, and any supplemental authorizing document, authorizing its purchase of the Property and the other transactions contemplated hereby, and (ii) the authority and incumbency of the officer(s) or person(s) signing on behalf of Purchaser.

(d) Other Instruments. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement; provided that Purchaser shall not be obligated to cause the delivery of any such instrument or document that would increase or expand Purchaser’s obligations or liability under this Agreement.

(e) State Law Disclosures. Such disclosures, reports and/or filings as are required by applicable state and local law in connection with the conveyance of the Property to Purchaser including the State of Arizona Affidavit of Real Property Value.

15. PRORATIONS, ADJUSTMENTS; RELEASE OF BONDS AND OTHER SECURITY DEVICES.

(a) Proration Method. The parties agree that they shall use the Proration Method set forth on Exhibit O attached hereto to determine all prorations and adjustments to be made in connection with the Closing and the transaction contemplated by this Agreement.

(b) Existing Security Items. On or before the Closing Date, Purchaser shall replace all of the bonds, deposits, letters of credit, set aside letters or other similar items that are outstanding with respect to the Property or the development thereof that have been provided by Seller or any of its Affiliates to any governmental agency, public utility or similar entity and that are listed on Exhibit M attached hereto (collectively, “Existing Security Items”), with new letters of credit, bonds, deposits and the like and obtain the release of Seller, its sureties, and their respective Affiliates from any obligations under the Existing Security Items. To the extent that any funds are released as a result of the termination of the Existing Security Items, such funds shall be delivered to Seller or the Affiliate which originally provided the same.

(c) Survival. The provisions of this Section 15 and Exhibit O shall survive the Closing.

16. CLOSING.

As used herein, the “Closing” is the consummation of the purchase and sale contemplated herein which shall occur in a single Closing on the date that is fifteen (15) days after Lender provides to Purchaser and Seller written notice of Lender’s Approval, but no later

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than June 30, 2011 (the “Outside Closing Date”). If the Closing has not occurred by the Outside Closing Date due to the failure of the Purchaser’s Condition Precedent contained in Section 11(a)(iv) or Section 11(a)(v) hereof, Seller shall have the right, but not the obligation, to postpone by written notice to Purchaser the Closing by one or more postponements, to a date not later than thirty (30) days after the Outside Closing Date in order to provide additional time for Seller to obtain additional Tenant Estoppel Certificates so as to satisfy the Estoppel Threshold and/or to obtain the Underlying Declaration Estoppel, as the case may be. Without limiting the provisions of this Section 16 to the contrary, Purchaser shall have and is hereby granted the right to extend the Outside Closing Date from June 30, 2011 to July 28, 2011 in order to obtain any necessary authorizations and/or approvals in order for Purchaser to acquire the Property (Purchaser and Seller acknowledge, however, that Purchaser obtaining any or all of such authorizations and/or approvals is not a condition precedent to Purchaser’s obligations under this Agreement). In order to exercise the option to extend the Outside Closing Date described in the immediately preceding sentence, Purchaser shall provide to Seller and Escrow Company, at least five (5) Business Days prior to the then scheduled Outside Closing Date, written notice of its election to so extend the Outside Closing Date. As used herein, the term “Closing Date” means the date that the Purchase Price is received by Seller and the Special Warranty Deed is recorded.

17. CLOSING COSTS.

(a) Seller’s Closing Costs. Seller shall pay (i) that portion of the premium for the Title Policy equal to the amount of an LTAA standard coverage owner’s policy plus the cost of any Title Curative Endorsements (defined below), (ii) all recording fees (other than with respect to Purchaser’s assumption of the First Lien, if applicable), documentary transfer taxes, deed stamps and state, county and any city transfer taxes (if any), and (iii) one-half (1/2) of the escrow fee. For purposes of this Agreement and each of the documents executed in connection herewith, “Title Curative Endorsements” shall specifically mean and be limited to any title endorsements Seller elects to obtain pursuant to Section 4 to resolve Disapproved Exceptions.

(b) Purchaser’s Closing Costs. Purchaser shall pay (i) all costs and expenses incurred in connection with assumption of the First Lien, (ii) any additional title insurance premium payable in connection with any lender’s policy of title insurance or any additional or extended title coverage (including, without limitation, that portion of the premium for the Title Policy equal to the amount in excess of an LTAA standard coverage owner’s policy), (iii) the costs of the Updated Survey, if any, (iv) the cost of any title endorsements which are not Title Curative Endorsements, (v) all recording fees with respect to assumption of the First Lien, and (vi) one-half (1/2) of the escrow fee. Each party shall bear the expense of its own counsel and consultants.

(c) Cancellation Fees. If the sale of the Property contemplated hereunder does not occur because of a default on the part of Purchaser, all escrow and title cancellation fees with respect to the Property shall be paid by Purchaser. If the sale of the Property does not occur because of a default on the part of Seller, all escrow and title cancellation fees shall be paid by Seller. If the sale of the Property does not occur for reasons other than a default by Seller or Purchaser, then Seller and Purchaser each shall pay fifty percent (50%) of any escrow and title cancellation fees.

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18. RISK OF LOSS; TAKING.

(a) Material Damage. If prior to the Closing, the Property is materially damaged (as defined in Section 18(d)), Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such damage or destruction (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder (except with respect to rights and obligations herein which expressly survive termination of this Agreement), and any money (including, without limitation, the Deposit) or documents in the Escrow shall be returned to the party depositing the same and Purchaser and Seller shall each be responsible for fifty percent (50%) of any title or escrow cancellation fees, or (ii) to accept the Property in its then condition, without a reduction in the Purchase Price (except for a credit for the insurance deductible), and to proceed with the Closing and to receive an assignment of all of Seller’s rights to any insurance proceeds payable by reason of such damage or destruction and a credit at Closing (with the exception of any damage caused by earthquake) for any deductible under Seller’s insurance policies. Purchaser’s failure within such five (5) Business Day period to deliver a written notice electing to proceed under either clause (i) or (ii) above shall be deemed to be Purchaser’s election to proceed under clause (i) above. If Purchaser elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, if the event causing material damage occurs within five (5) Business Days prior to the Outside Closing Date, the Outside Closing Date shall be extended for the number of days necessary for Purchaser to have five (5) Business Days after the receipt of notice of such damage to elect to proceed under either clause (i) or (ii) above.

(b) Material Condemnation. If prior to the Closing, all or any material portion (as defined in Section 18(d)), of the Property is subject to a “taking” (as defined below), Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such taking (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case neither party shall have any further rights or obligations hereunder (except with respect to rights and obligations herein which expressly survive termination of this Agreement), and any money (including, without limitation, the Deposit) or documents in the Escrow shall be returned to the party depositing the same, and Purchaser and Seller shall each be responsible for fifty percent (50%) of any title or escrow cancellation fee, or (ii) to accept the Property in its then condition, without a reduction in the Purchase Price, and to proceed with the Closing and to receive an assignment of all of Seller’s rights to any condemnation award payable by reason of such taking. Purchase’s failure within such 5-Business Day period to deliver a written notice electing to proceed under either clause (i) or (ii) above shall be deemed to be Purchaser’s election to proceed under clause (i) above. If Purchaser elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed). As used in this Section 18, “taking” means any transfer of the Property or any portion thereof or interest therein to a governmental entity or other party with appropriate authority, by exercise of the power of eminent domain. Notwithstanding anything to the contrary herein, if notice of the material taking is received within five (5) Business Days prior to the Outside Closing Date, the Outside Closing Date shall be extended for the number of

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days necessary for Purchaser to have five (5) Business Days after the receipt of notice of such taking to elect to proceed under either clause (i) or (ii) above.

(c) Non-Material Damage or Condemnation. If, prior to the Closing, any non-material portion of the Property is damaged or subject to a taking, Purchaser shall accept the Property in its then condition and proceed with the Closing, in which case Purchaser shall be entitled to an assignment of all of Seller’s rights to any insurance proceeds, or any award in connection with such taking, as the case may be. If the damage to the Property is covered by Seller’s insurance (with the exception of any earthquake insurance), Seller shall also credit Purchaser at Closing for the amount of any deductible applicable to the loss. In the event of any such non-material damage or taking occurs, Seller shall not compromise, settle or adjust any claims to such insurance proceeds or such award, as the case may be, without Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

(d) Material Defined. For the purpose of this Section 18, damage to the Property shall be deemed to be “material”, or involve a material portion, if (i) the cost of restoration or repair of such damage (other than earthquake damage) or the amount of the condemnation award with respect to such taking exceeds Five Hundred Thousand and No/Dollars ($500,000.00) or, in the case of earthquake, the damage exceeds Fifty Thousand and No/Dollars ($50,000.00), or (ii) such damage would permit any Major Tenant to terminate its Lease.

(e) Notification. Seller agrees to give Purchaser written notice of any taking, damage or destruction of any portion of the Property within two (2) Business Days after Seller obtains knowledge thereof.

19. DEFAULT.

(a) Seller Default. If Seller fails to close the purchase of the Property due to a Seller default, Purchaser may, as its sole and exclusive remedy hereunder, elect one of the following remedies, at Purchaser’s sole election: (i) terminate this Agreement by written notice to Seller and Escrow Company, and upon receipt of such notice of termination, Escrow Company shall promptly refund the Deposit to Purchaser and Seller shall reimburse Purchaser for its reasonable out-of-pocket costs up to a maximum amount of Fifty Thousand and No/100 Dollars ($50,000.00), provided, however, Seller shall have a period of thirty (30) days after written default notice from Purchaser (or after one hundred twenty (120) days if Seller diligently commences to cure such default, but such default is not reasonably curable within thirty (30) days) to cure such default (in which event, the Outside Closing Date shall be extended as necessary to accommodate such thirty (30) or one hundred twenty (120) day period, as applicable); or (ii) commence an action or proceeding for specific performance, which action for specific performance must be brought, if at all, within ninety (90) days after the Outside Closing Date.

(b) Purchaser Default. IF AFTER THE EXPIRATION OF THE DUE DILIGENCE PERIOD, PURCHASER FAILS TO CLOSE THE PURCHASE OF THE PROPERTY FOR ANY REASON OTHER THAN SELLER’S DEFAULT, A FAILURE

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OF A PURCHASER’S CONDITION PRECEDENT OR AS EXPRESSLY PROVIDED IN SECTION 18 HEREOF, SELLER’S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE FROM ESCROW COMPANY THE DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE EXECUTION DATE THE AMOUNT OF THE DEPOSIT REPRESENTS THE PARTIES’ REASONABLE ESTIMATE OF SUCH DAMAGES. THIS SECTION 19(b) WILL NOT LIMIT SELLER’S RIGHT TO RECEIVE REIMBURSEMENT OF REASONABLE ATTORNEYS’ FEES OR COSTS, NOR WAIVE OR AFFECT PURCHASER’S INDEMNITY OBLIGATIONS AND SELLER’S RIGHTS TO THOSE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT. THE PAYMENT OF THE DEPOSIT TO SELLER AS LIQUIDATED DAMAGES IS NOT INTENDED TO BE A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER.

SELLER’S INITIALS: WL             PURCHASER’S INITIALS: MB

20. BROKER’S COMMISSION.

(a) Purchaser Representation. Purchaser represents and warrants to Seller that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Purchaser’s actions or omissions other than a brokerage commission due to Lucescu Realty, which shall be paid by Seller (as described in Section 20(b)) pursuant to a separate agreement. Purchaser hereby agrees to indemnify, defend, and hold the Seller Parties harmless from and against any losses, damages, costs and expenses (including, but not limited to, reasonable attorneys’ fees and costs) incurred by Seller by reason of any breach or inaccuracy of Purchaser’s representations, warranties and covenants contained in this Section 20(a).

(b) Seller Representation. Seller represents and warrants to Purchaser that no brokerage commission, finder’s fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Seller’s actions or omissions, other than a brokerage commission due to Lucescu Realty, which shall be paid by Seller pursuant to a separate agreement. Seller hereby agrees to indemnify, defend, and hold the Purchaser harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs) incurred by Purchaser by reason of any breach or inaccuracy of the representations and warranties contained in this Section 20(b) or Seller’s failure to pay Lucescu Realty.

(c) Survival. The provisions of this Section 20 shall survive the Closing or termination of this Agreement.

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21. ESCROW.

(a) Instructions. Within two (2) Business Days after the Execution Date, Purchaser and Seller each shall deposit a copy of this Agreement executed by such party (or either of them shall deposit a copy executed by both Purchaser and Seller) with the Escrow Company. This Agreement, together with such further instructions, if any, as the parties shall provide to the Escrow Company by written agreement, shall constitute the escrow instructions. If any requirements relating to the duties or obligations of the Escrow Company hereunder are not acceptable to the Escrow Company, or if the Escrow Company requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as Purchaser and Seller shall mutually approve, which additional instructions shall not substantially alter the terms of this Agreement unless otherwise expressly provided therein.

(b) Deposits into Escrow. Seller shall make its deposits into escrow in accordance with Section 13. Purchaser shall make its deposits into escrow in accordance with Section 14. The Escrow Company is hereby authorized to close the escrow only if and when: (i) the Escrow Company has received all items to be delivered by Seller and Purchaser into escrow with the Escrow Company pursuant to Sections 13 and 14; and (ii) the Title Company can and will issue the Title Policy concurrently with the Closing.

(c) Close of Escrow. Concurrently with the Closing, the Escrow Company shall:

(i) Deliver to Purchaser: (1) the Special Warranty Deed, the Assignment of Leases, and the Assignment of Operating Agreements by causing such documents to be recorded in such exact order in the Official Records of the Office of the County Recorder of where the Property is located; and immediately upon recording, delivering to Purchaser a conformed copy of each of such documents; (2) the Bill of Sale; (3) the General Assignment; (4) the Certificate of Non-Foreign Status; (5) the Title Policy; (6) any funds deposited by Purchaser, and any interest earned thereon, in excess of the amount required to be paid by Purchaser hereunder; (7) the documentation executed by Lender in connection with the assumption by Purchaser of the First Lien (if applicable) at Closing; and (8) any other items delivered to the Escrow Company for the account of Purchaser pursuant to Section 13.

(ii) Deliver to Seller: (1) the Purchase Price, after satisfying the closing costs, prorations and adjustments to be paid by Seller pursuant to Sections 15 and 17 hereof; (2) the Bill of Sale; (3) the General Assignment; (4) conformed, recorded copies of the Special Warranty Deed, the Assignment of Leases and the Assignment of Operating Agreements; (5) a copy of the Title Policy; (6) the documentation executed by Lender in connection with the release of Seller and its Affiliates from liability on the First Lien accruing subsequent to the Closing (if applicable); and (7) any other items delivered to the Escrow Company for the account of Seller pursuant to Section 14.

(d) Real Estate Reporting Person. The Escrow Company is hereby designated the “real estate reporting person” for purposes of Section 6045 of Title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement

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statement prepared by the Escrow Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, the Escrow Company shall file the Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

22. MISCELLANEOUS.

(a) Authority. Each of Purchaser and Seller hereby represents that the individuals and entity(ies) executing this Agreement hereby represents and warrants that he, she or it on behalf of Purchaser and Seller, respectively, has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

(b) Entire Agreement. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this Agreement including that certain letter of intent dated February 24, 2011 presented by Seller to Purchaser, as amended by that certain letter agreement dated March 1, 2011.

(c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto. Facsimile and/or electronic signatures shall have the same force and effect as original signatures.

(d) Time of Essence. Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement. All times provided in this Agreement for the performance of any act shall be strictly construed.

(e) Notices. All notices provided for herein may be telecopied (with machine verification of receipt), sent by Federal Express or other overnight courier service, personally delivered or mailed registered or certified mail, return receipt requested. If a notice is sent by telecopy, it shall be deemed given when transmission is complete if (i) a confirmation of successful transmission is contemporaneously printed by the transmitting telecopy machine and (ii) a copy of the notice is sent to the recipient through the United States Postal Service (or by overnight courier service) within two (2) Business Days following the date of telecopy transmission. If a notice is personally delivered, sent by overnight courier service or sent by registered or certified mail, it shall be deemed given upon receipt or refusal of delivery. The address to be used in connection with notices are the following, or such other address as a party shall from time to time direct by notice given in accordance with this Section 22(e):

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Seller:

Pacific Promenade, LLC

1702 East Highland

Suite 310

Phoenix, Arizona 85016

Attention: Andrew M. Cohn

Fax No. 602-248-0874

With a copy to:

Mariscal, Weeks, McIntyre & Friedlander, P.A.

2901 North Central Avenue

Suite 200

Phoenix, Arizona 85012

Attention: David L. Lansky, Esq.

Fax No. 602-285-5100

Purchaser:

Excel Trust, L.P.

801 North 500 West

Suite 201

West Bountiful, Utah 84010

Attention: Mark T. Burton

Fax No. 801-294-7479

With a copy to:

Excel Trust, L.P.

17140 Bernardo Center Drive

Suite 300

San Diego, California 92128

Attention: Mr. Gary Sabin and

                  S. Eric Ottesen, Esq.

Fax No. 858-487-9890

With a copy to:

Van A. Tengberg, Esq.

Foley & Lardner, LLP

402 West Broadway

Suite 2100

San Diego, California 92101

Fax No. 619-234-3510

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Escrow Company:

First American Title Insurance Company

2425 East Camelback Road

Suite 300

Phoenix, Arizona 85016

Attention: Carol Peterson

Fax No. 866-342-6140

Escrow No. NCS 478852

(f) Further Assurances. The parties agree to execute such instructions to the Escrow Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement. The provisions of this subparagraph shall survive the Closing.

(g) No Representations. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.

(h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

(i) Construction. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to “Sections” are to Sections of this Agreement, unless otherwise specifically provided. All references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (ii) in the singular or plural shall be deemed to have been made in all such genders, and (iii) in the singular or plural shall be deemed to have been made, respectively, in the plural or singular as well.

(j) Attorneys’ Fees. If any action is brought by either party against the other party for the enforcement of this Agreement or any document or instrument delivered pursuant hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action or any appeal thereof. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include expert witness fees, printing, duplicating and other expenses, delivery charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

(k) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and

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assigns; provided, however, subject to Section 22(t), neither this Agreement nor any of the rights or obligations of Seller or Purchaser hereunder shall be transferred or assigned by Seller or Purchaser without the prior written consent of the non-assigning party (which may be granted or withheld in such party’s sole discretion). Notwithstanding the foregoing, Purchaser shall have the right to assign this Agreement without Seller’s consent (but only after written notice to Seller) to a newly formed limited liability company or limited partnership owned by Purchaser at any time at least five (5) days prior to the scheduled Outside Closing Date; provided, however no such assignment shall release Purchaser from any of its obligations under this Agreement or delay the Closing.

(l) Exhibits. Exhibits A through Q, inclusive attached hereto are incorporated herein by this reference.

(m) Relationship. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint ventures, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.

(n) No Recordation. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in the public land or other public records of any jurisdiction by either party and any attempt to do so shall constitute a breach of this Agreement.

(o) No Third Party Beneficiaries. Seller and Purchaser agree that it is their specific intent that no broker or any other third party shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker or other third party shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

(p) No Waiver. No waiver hereunder by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

(q) Amendment. Any waiver, amendment, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by the party to be bound thereby.

(r) Expenses. Except as expressly provided herein, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(s) Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in any exhibits attached hereto or in any documents executed in connection herewith or delivered at Closing (collectively, including this Agreement, said exhibits and any such documents, the “Purchase Documents”), it is expressly understood and agreed by and between the parties hereto that after the Closing: (i) the recourse of Purchaser or its successors or assigns against Seller or any of the Seller Parties with respect to the alleged breach by or on the part of Seller or any of the Seller Parties of any representation, warranty, covenant,

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undertaking, indemnity or agreement contained in any of the Purchase Documents, including any Seller Certificate (collectively, “Seller’s Undertakings”) shall be limited to an amount not to exceed Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (but at such time as Purchaser is required and actually does increase its Deposit to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) as required in Section 3(a) above, then Seller’s and the Seller Parties’ liability shall be increased to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00)) in the aggregate, of all recourse of Purchaser under the Purchase Documents; (ii) neither Purchaser nor any of its successors or assigns shall have any recourse against Seller or any of the Seller Parties with respect to the Seller’s Undertakings unless the aggregate amount of all actual damages suffered by Purchaser or its successors and assigns (net of any insurance proceeds received by such party or parties) exceeds Fifty Thousand and No/100 Dollars ($50,000.00) and then in such event, Seller shall only be responsible for the amount up to Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) or One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), as the case may be, and (iii) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or any of the Seller Parties except with respect to Seller and then subject to the limitations in clauses (i) and (ii) above. This Section 22(s) shall in no way limit Purchaser’s right to pursue specific performance pursuant to Section 19(a) and shall not limit Seller’s liability to Purchaser in connection with the post-Closing reconciliation described in Paragraphs (b) and (d) of Exhibit O.

(t) 1031 Exchange. Seller and/or Purchaser may desire to effect a tax-deferred like kind exchange (including without limitation in the case of Purchaser a so-called reverse 1031 tax deferred exchange) with respect to its sale or purchase, respectively, of the Property (in either case “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”) and any similar provisions of state or local law. If either party elects to effect an Exchange (the “Exchangor”), then, subject to the terms and provisions of this Section, the other party (the “Non-Exchangor”) shall reasonably cooperate with the Exchangor in effecting the Exchange; provided, however, in no event shall the Non-Exchangor be required to incur any material delays, expenses or risk of ownership, title or conveyance in connection with such cooperation. The Exchange will be structured by the Exchangor at its sole cost and expense such that the Non-Exchangor will have no obligation to acquire or enter into the chain of title to any property other than the Property. The Non-Exchangor’s sole obligation in connection with the Exchange shall be to review and execute certain customary documentation reasonably acceptable to the Non-Exchangor necessary to effectuate the Exchange in accordance with the foregoing and the applicable rules governing such exchanges. The Non-Exchangor shall not by this Agreement or acquiescence to the Exchange have its rights under this Agreement modified or diminished in any material manner or be responsible for compliance with or be deemed to have warranted to the Exchangor that the Exchange in fact complies with Section 1031 of the Code. The Non-Exchangor shall have the right to review and approve any documents to be executed by the Non-Exchangor in connection with the Exchange; provided, such approval shall not be unreasonably withheld, conditioned or delayed. The Non-Exchangor shall have no obligation to execute any documents or to undertake any action by which the Non-Exchangor would or might incur any material liability or obligation not otherwise provided for in the other provisions of this Agreement. Neither the conveyance of title to the Property by the Exchangor’s

33

designated intermediary or Qualified Exchange Accommodation Titleholder (if applicable) nor the Exchange shall amend or modify the representations, warranties and covenants of the Exchangor to the Non-Exchangor under this Agreement or the survival thereof pursuant to this Agreement in any material respect nor shall any such conveyance or Exchange result in a release of the Exchangor with respect to such representations, warranties and/or covenants. At the Exchangor’s election, the Special Warranty Deed and all closing documents with respect to the Property shall run directly between the Non-Exchangor and either the Exchangor or the Exchangor’s designated intermediary or Qualified Exchange Accommodation Titleholder. The Closing shall not be extended as a result of the Exchange. The Exchangor shall indemnify and hold the Non-Exchangor harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees but excluding costs incurred to review the exchange documents) arising from the Exchange (other than what would have been applicable under this Agreement without the Exchange) which indemnification agreement shall expressly survive the Closing. The Exchangor further acknowledges that the Exchange is at the request and initiation of the Exchangor, and the Non-Exchangor in no manner, expressly or implicitly, participated in or offered tax advice or planning to or for the benefit of the Exchangor. The Exchangor is relying solely upon the advice and counsel of professionals of the Exchangor’s choice in structuring, executing and consummating the Exchange.

(u) Survival of Covenants, Agreements, Representations and Warranties. Except as set forth in Section 6, all covenants, agreements, representations and warranties set forth in this Agreement shall survive the Closing and shall not merge into the Special Warranty Deed or other instrument executed or delivered in connection with the transaction contemplated hereby.

(v) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF ARIZONA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(w) VENUE. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA (OR IF THE REQUISITES OF JURISDICTION OBTAIN, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA SITTING IN MARICOPA COUNTY, ARIZONA) IN CONNECTION WITH ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG PURCHASER AND SELLER ARISING OUT OF OR IN ANY WAY RELATED TO THE PROPERTY, THIS DOCUMENT OR ANY OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH OR OTHERWISE RELATING TO THE PROPERTY. IN THIS REGARD, THE EXCLUSIVE VENUE OF ANY SUCH DISPUTE SHALL BE IN MARICOPA COUNTY, ARIZONA. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY DEFENSE OF FORUM

34

NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE IN MARICOPA COUNTY, ARIZONA.

(x) JURY WAIVER. PURCHASER AND SELLER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG PURCHASER AND SELLER ARISING OUT OF OR IN ANY WAY RELATED TO THE PROPERTY, THIS DOCUMENT OR ANY OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION WITH, OR OTHERWISE RELATING TO, THE PROPERTY (TOGETHER WITH THIS AGREEMENT, THE “RELATED DOCUMENTS”). THIS PROVISION IS A MATERIAL INDUCEMENT TO SELLER EXECUTING THIS AGREEMENT AND ANY OTHER RELATED DOCUMENTS.

23. SEC INFORMATION.

For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, upon Purchaser’s written request, Seller shall make Seller’s books and records available to Purchaser for inspection, copying and audit by Purchaser’s designated Accountants, at Purchaser’s expense, to enable or assist Purchaser and/or its affiliates, or their successors and assigns, to make any necessary or appropriate filings, if, as and when such filing may be required by the SEC and/or any other Governmental Agencies or otherwise by applicable law, as more fully set forth below.

(a) Seller Entity Requirements. For a minimum of thirteen (13) months following the Closing, neither of the Sellers shall dissolve or liquidate and each of the Sellers shall remain an active entity in good standing in the State of Arizona.

(b) Seller’s Books and Records. For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, Seller shall, from time to time, upon reasonable advance written notice from Purchaser, provide Purchaser and its representatives, agents and employees with access to all financial and other information pertaining to the period of Seller’s ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of the Accountants of Purchaser, to enable Purchaser and its Accountants to prepare financial statements in compliance with any or all of (i) Rule 3-14 of Regulation S-X of the SEC; (ii) any other rule issued by the SEC and applicable to Purchaser and/or its affiliates; and (iii) any registration statement, report or disclosure statement filed with the SEC by or on behalf of Purchaser and/or its affiliates. Seller acknowledges and agrees that set forth below is a representative description of the information and documentation that Excel and the Accountants may require in order to comply with (i), (ii) and (iii) above. Seller further acknowledges and agrees that, although the following description of information that may be requested by Purchaser from time to time, Seller shall reasonably cooperate with Purchaser and provide any other information that may be required to be delivered by Purchaser to the Accountants, the SEC and/or any other Governmental Agencies:

35

(i) General.

(1) List of related parties to Seller who/that have a relationship to the Property and the nature of that relationship.

(2) Summary of ongoing litigation relating to the Property, including a description of the issues and range of exposure, if any, as of the date of sale of the Property.

(3) Narrative(s) to describe control environment of the Seller for recording of revenues, expenses and real estate assets.

(4) Accountants to have fraud discussion with Seller’s CFO or Controller. CFO or Controller to describe and outline control processes in place to mitigate against fraud (through fraudulent financial reporting, misappropriation of assets or otherwise).

(5) Make appropriate accounting personnel of Seller available to Accountants in connection with the financial and accounting information to be provided by Seller pursuant to this Section 23.

(ii) Financial Reporting Information.

(1) Monthly income statements and year-to-date totals for the Property for the calendar years ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date. Seller will also provide Purchaser any additional requested information to allow Purchaser to convert income statements to GAAP from a cash basis.

(2) Balance sheets for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Trial balances and General Ledger that roll up into the financial statements described in subsections ii (1) and ii (2) above.

(4) Detailed list of items capitalized during the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledgers.

(5) Back up information that Accountants may request in connection with any cash receipts and/or payments made in connection with the Property to test the General Ledger.

(iii) Real Estate Assets.

(1) Real estate assets roll-forward by General Ledger account for all land and improvements, building and improvements, tenant/leasehold improvements, and any other capitalized costs to the real estate property for the Property for the annual periods

36

ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(2) Detail of all the additions that reconciles to the additions per the roll-forward.

(3) Current capitalization and disposal policy for real estate assets as employed by Seller.

(iv) Accounts Payable and Accrued Expenses.

(1) Detail of Accounts Payable aging reconciled to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(2) Check register for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(3) Detailed schedule of accrued expenses for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(v) Revenues.

(1) Rent roll schedule for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date, which should tie to the General Ledger.

(2) FAS 13 (straight-lining of rents) schedule for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Schedule of reimbursement income (expense reimbursement by tenant and support for calculation), which should tie to the General Ledger.

(4) To the extent not previously provided to Purchaser, copies of leases with all tenants, including copies of all certificates of commencement date.

(vi) Expenses.

(1) Expense account detail for accounts selected by the requesting Accountants and support for certain expense charges also selected by such Accountants for the Property for the annual periods ending December 31, 2008, December 31, 2009 and through the Closing Date.

37

(2) Calculation of management fees, together with a copy of the underlying management agreement, for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(3) Copies of all real and personal property tax bills (including supplementals) to support property tax expense recorded to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(4) Copies of all insurance bills to support insurance expense recorded to the General Ledger for the Property for the annual periods ending December 31, 2008, December 31, 2009, December 31, 2010 and through the Closing Date.

(5) A list of any cash receipts from and/or payments made to Seller’s affiliates.

(c) Survival. The covenants and agreements set forth in this Section 23 shall survive the Closing for a period of two (2) years.

38

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Execution Date.

SELLER:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By:	Pacific Promenade Manager, Inc.,
an Arizona corporation
Its:	Manager

	By:	/s/ William S. Levine
Name: William S. Levine
Its: Chairman

PURCHASER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation
Its:	General Partner

	By:	/s/ Mark T. Burton
Name: Mark T. Burton
Its: Chief Investment Officer

39

ESCROW COMPANY

ESCROW COMPANY, by its execution below, hereby accepts (as of the date first above written) the foregoing Agreement and agrees to act as Escrow Company under this Agreement in strict accordance with its terms.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Heather Kucala

Name:	Heather Kucala

40

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

A-1-1

EXHIBIT A-1

LEGAL DESCRIPTION OF EXCLUDED LAND

Lots 7 and 9 and Tract F, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona

A-1-1

EXHIBIT B

SCHEDULE OF LEASES

Scottsdale Promenade Shopping Center

Tenant Name	Documents
Alltel Wireless	Lease Agreement dated 7/26/06
First Amendment dated 6/18/08
Sublease dated 6/18/08
Consent to Transfer dated 6/18/08
Marketing Agreement dated 1/11/08
Allure Nails and Tan	Lease dated 6/30/03
Assignment and Assumption of Lease Agreement and Landlord’s Consent to Assignment dated 6/26/06
License Agreement dated 1/20/10
Baja Fresh	Lease dated 4/25/00
First Amendment dated 8/12/10
Bank of America	Ground Lease dated 3/21/02
First Amendment to Ground Lease dated 3/13/08
Second Amendment to Ground Lease dated 6/21/09
Benihana	Ground Lease dated 12/18/01
First Amendment dated 6/2/03
Second Amendment date 8/18/03
Best Barbeques and Islands	Lease dated 12/10/09
Cantina Loredo Scottsdale	Ground Lease dated 5/14/01
First Amendment dated 3/9/02
Landlord Waiver dated 7/9/02
Second Amendment dated 9/30/03
Third Amendment dated 12/10/03
Fourth Amendment dated 2/6/04
Amendment and Consent to Sublease dated 4/23/04
Sublease Agreement dated 4/26/04
Assignment of Membership Interest dated 8/28/06
The Capital Grill	Ground Lease dated 10/19/04
First Amendment dated 12/1/04
License Agreement dated 10/20/05
License Agreement dated 11/8/05
License Agreement dated 4/15/06
License Agreement dated 2/28/10
Carole’s Couture	Lease dated 10/28/04
First Amendment dated 6/30/09
Carolyne’s Salon	Lease dated 1/8/01
First Amendment dated 4/7/06

Tenant Name	Documents
Second Amendment dated 9/30/10
Carter’s	Lease dated 8/20/04
First Amendment dated 4/19/09
Cobbler’s Den Shoe and Luggage Repair	Lease dated 10/13/09
Coffee Bean and Tea Leaf	Lease dated 6/7/00
First Amendment dated 5/24/10
Cost Plus	Lease dated 12/3/98
Acknowledgement of Commencement dated 12/13/99
Memorandum of Lease dated 12/3/98
First Amendment dated 5/26/99
Second Amendment dated 5/9/03
Third Amendment dated 7/29/05
Fourth Amendment dated 5/1/09
Crown Fine Jewelry	Lease dated 8/7/09
Daphne’s Greek Café	Lease dated 10/27/04
First Amendment dated 2/1/09
Lease Amendment and Consent to Assignment dated 7/29/10
Designer Studio	Lease dated 8/10/09
License Agreement undated
The Diamond Source	Lease dated 6/23/09
Doll House and Toy Store	Lease dated 6/1/04
Second Amendment dated 3/1/09
E&J Shoes	Lease dated 4/7/00
First Amendment dated 12/28/09
Elements Therapeutic Massage	Lease dated 8/2/07
First Amendment dated 6/30/10
Second Amendment dated 1/26/11
Exclusively Men’s Spa and Salon	Lease dated 8/5/05
First Amendment dated 2/18/11
First Watch	Lease dated 9/20/06
First Amendment dated 12/31/08
Second Amendment dated 7/21/09
Flo’s Asian Kitchen	Lease dated 1/12/99
First Amendment dated 7/25/00
Second Amendment dated 9/13/00
Third Amendment dated 11/20/00
Fourth Amendment dated 6/30/09
Fox Sports Grill	Lease dated 3/29/02
First Amendment dated 10/15/08
Second Amendment dated 5/1/10

Tenant Name	Documents
Second Amendment dated 1/1/11
Genghis Grill	Lease dated 7/29/10
First Amendment dated 7/21/10
GNC	Lease dated 10/16/00
First Amendment dated 5/10/10
Golden Spoon	Lease dated 5/27/09
Hot Dog Stop	Lease dated 9/23/09
In-N-Out Burger	Ground Lease dated 1/21/00
Jos. A. Bank	Lease dated 4/11/05
First Amendment dated 4/1/09
Justice	Lease dated 10/6/05
License Agreement dated 8/31/05
First Amendment dated 1/10/06
Second Amendment dated 2/16/11
Made on Planet Earth	Lease dated 10/12/07
Guaranty of Lease dated 11/2/07
First Amendment dated 2/1/09
Maggiano’s	Ground Lease dated 4/25/02
Memorandum of Lease dated 4/25/02
First Amendment dated 8/2/02
Second Amendment dated 5/22/03
Third Amendment dated 9/2/03
Fourth Amendment dated 2/4/04
License Agreement dated 3/31/04
Men’s Wearhouse	Lease dated 7/12/00
First Amendment dated 9/6/05
Second Amendment dated 5/24/10
Michael’s	Lease dated 1/29/99
First Amendment dated 12/17/99
Second Amendment dated 5/30/03
Third Amendment dated 7/21/09
Fourth Amendment dated 10/1/10
Miracle Mile Deli	Lease dated 1/27/09
Monte Carlo Cleaners	Lease dated 1/9/02
Assignment and Assumption and Landlord Consent dated 5/27/03
First Amendment dated 12/7/06
Second Amendment dated 8/31/09
Mozaik Skin & Body	Lease dated 11/11/09
Assignment and Assumption and Landlord Consent dated 9/1/10
New Balance	Lease dated 3/3/00

Tenant Name	Documents
First Amendment dated 6/30/05
Second Amendment dated 8/31/10
Nordstrom Rack	Lease dated 11/4/99
First Amendment dated 5/4/06
Second Amendment dated 2/27/09
Nuvira Hair Growth Therapy	Lease dated 12/22/10
OfficeMax	Lease dated 1/28/99
Memorandum of Lease dated 2/12/99
Old Navy	Lease dated 12/28/99
Memorandum of Lease dated 12/9/99
Settlement Agreement and Release dated 7/28/08
Acknowledgement dated 8/13/08
First Amendment dated 4/16/10
The Pampered Horse and Rider	Lease dated 11/5/09
First Amendment dated 10/30/10
Second Amendment dated 12/30/10
Pasta Primo	Lease dated 10/19/10
Assignment and Assumption and Landlord Consent dated 11/30/10
PetsMart	Commencement Date Certificate dated 8/22/00
First Amendment dated 8/22/00
Memorandum of Lease dated 1/29/01
Second Amendment dated 6/24/03
Letter Agreement dated 1/28/11
Picazzo’s Organic Italian Kitchen	Lease dated 8/8/03
First Amendment dated 3/16/10
Pier One Imports	Lease dated 6/21/99
Schedule 2 Agreement of Assumption and Assignment of Lease dated 3/21/03
Agreement in Connection with Assumption and Assignment of Lease to Pier 1 Imports dated 3/31/03
Order Approving & Authorizing Sale of Leases to Highest or Best Bidder dated 3/31/03
First Amendment dated 4/1/09
Rinaldi’s Deli	Lease dated 1/28/03
First Amendment dated 8/27/09
Second Amendment dated 2/11
Roxanne’s Lingerie	Lease dated 8/27/04
First Amendment dated 9/30/09
Rumbi Island Grill	Lease dated 4/5/05
First Amendment dated 11/18/08
Skin Care by Klara	Lease dated 3/9/04
First Amendment dated 2/1/08
Second Amendment dated 1/27/10

Tenant Name	Documents
Third Amendment dated 12/14/10
Sleep America	Lease dated 1/19/04
Landlord Consent dated 2/28/06
License Agreement dated 2/12/08
Slots, Billiards and More	Lease dated 3/29/10
Memorandum of Commencement Date dated 6/15/10
Smoothie King	Lease dated 12/8/10
SomeBurros	Lease dated 5/6/10
Guaranty of Lease dated 5/6/10
Memorandum of Lease dated 5/6/10
Stein Mart	Lease dated 4/6/09
Memorandum of Lease dated 4/2/09
Subway	Lease dated 12/27/10
Tilly’s	Lease dated 5/14/04
First Amendment dated 2/24/09
3 Day Blinds	Lease dated 3/4/02
First Amendment dated 1/15/07
First Amendment dated 11/26/08
Third Amendment dated 3/30/10
Trader Joes	Lease dated 7/8/99
Ulta	Lease dated 1/12/99
First Amendment dated 3/5/99
Second Amendment dated 1/5/01
Third Amendment dated of , 2004
Third Amendment dated 8/9/05
Memorandum of Lease dated 6/8/09
Fifth Amendment dated 6/8/09
UPS Store	Lease dated 10/11/01
MBE Addendum to Lease dated 5/1/02
First Assignment & Assumption of Lease and Landlord’s Consent dated 5/1/02
Continuing Guarantee of Lease dated 5/1/02
Second Assignment & Assumption of Lease and Landlord’s Consent dated 6/9/05
Continuing Guarantee of Lease dated 6/9/05
First Amendment dated 8/8/05
License Agreement dated 11/8/05
Urban Exchange	Lease dated 5/12/10
Verizon Wireless	Lease dated 8/5/08
Tenant Certificate dated 8/5/08
First Amendment dated 2/23/10
Wells Fargo Home Loans	Lease dated 6/16/06

Tenant Name	Documents
First Amendment dated 7/31/09
Yume Sushi	Lease dated 10/1/10
Guaranty of Lease dated 10/1/10

EXHIBIT C

EXCLUDED PROPERTY

All trademarks, insignia, and other intellectual property of Seller and its Affiliates, including Promenade Corporate Center, except for (i) The Promenade and The Promenade at Frank Lloyd Wright Boulevard, and (ii) all trademarks, logos and other intellectual property associated with The Promenade and The Promenade at Frank Lloyd Wright Boulevard

C-1

EXHIBIT D

SCHEDULE OF TRADE NAMES

The Promenade and The Promenade at Frank Lloyd Wright Boulevard and all trademarks, logos and other intellectual property associated with The Promenade and The Promenade at Frank Lloyd Wright Boulevard

D-1

EXHIBIT E

SCHEDULE OF CONTRACTS

Type of Service	Company	Service Contract	Termination
Fire Monitoring	SES	Month to Month	Yes, 30 day notice

Fire Phones	Cox Communications	60 month service contract dated 7/1/04, then month to month	termination by customer in writing

Pest Control	EcoLab
		One year, starting 4/15/11.	Yes, 30 day notice

Security	Shetler Security Services	One year, starting 3/1/2011	Yes, 30 day notice

E-1

EXHIBIT F

SCHEDULE OF OPERATING AGREEMENTS

1.        Amended and Restated Declaration of Covenants and Easements dated as of March 15, 1999 executed by Pederson/BVT Promenade Associates and SL-RH Arizona, LLC, recorded March 15, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0245801, as amended by a First Amendment to Amended and Restated Declaration of Covenants and Easements dated September 29, 1999 and recorded September 29, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0905378, as amended by a Second Amendment to Amended and Restated Declaration of Covenants and Easements dated as of October 31, 2005 and recorded on October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639970 (the “Underlying Declaration”).

2.        Supplemental Declaration of Easements, Covenants, Conditions and Restrictions executed by Pacific Promenade, LLC on October 5, 2010 and recorded on October 12, 2010 in the official records of Maricopa County, Arizona as Instrument No. 2010-0887504.

3.        Supplemental Declaration of Covenants, Conditions and Restrictions dated October 31, 2005 executed by Pederson/BVT Promenade Associates and Pacific Promenade, LLC recorded October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639972, as amended by a First Amendment to Supplemental Declaration of Covenants, Conditions and Restrictions dated as of March 1, 2011 and recorded on March 10, 2011 in the official records of Maricopa County, Arizona as Instrument No. 2011-0211049.

F-1

EXHIBIT G

FORM OF SPECIAL WARRANTY DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL

DEED AND TAX STATEMENTS TO:

SPECIAL WARRANTY DEED

FOR THE CONSIDERATION OF TEN DOLLARS, and other valuable consideration, receipt of which is hereby acknowledged, PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Grantor”), hereby grants and conveys to                                         , that certain real property located in the County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”), together with all rights, privileges, easements and appurtenances held by Grantor appertaining to the Property, SUBJECT TO all matters of record and applicable laws. The Grantor hereby binds itself to warrant and defend the title as against all acts of the Grantor herein and no other.

IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:                          , 2011

GRANTOR:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By: Pacific Promenade Manager, Inc., an Arizona corporation
Its: Manager

By:
Name:
Its:

ACKNOWLEDGMENT

STATE OF ARIZONA	)
)
COUNTY OF MARICOPA	)

On                              2011, before me,                                          a Notary Public in and for said state, personally appeared                                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]

EXHIBIT A

(Description of the Property)

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT H

FORM OF BILL OF SALE

FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Seller”), does hereby transfer and assign to                                          (“Purchaser”), all of its right, title and interest in and to the personal property and fixtures located at the property in the City of Scottsdale, County of Maricopa, State of Arizona described in Exhibit A attached hereto and incorporated herein by this reference, excluding, however, the Excluded Property as defined in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 21, 2011, as amended, by and between Seller and Purchaser or Purchaser’s predecessor in interest, which Excluded Property is identified in Exhibit B attached thereto.

EXCEPT AS EXPRESSLY CONTAINED IN THE PURCHASE AND SALE AGREEMENT, SUCH PERSONAL PROPERTY IS BEING TRANSFERRED ON AN “AS IS”, “WHERE IS”, “WITH ALL FAULTS” BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PERSONAL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

Dated:                     , 2011.

SELLER:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By: Pacific Promenade Manager, Inc., an Arizona corporation
Its: Manager

By:
Name:
Its:

EXHIBIT A TO EXHIBIT H

LEGAL DESCRIPTION OF REAL PROPERTY

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT H

EXCLUDED PROPERTY

All trademarks, insignia, and other intellectual property of Seller and its Affiliates, including Promenade Corporate Center, except for (i) The Promenade and The Promenade at Frank Lloyd Wright Boulevard, and (ii) all trademarks, logos and other intellectual property associated with The Promenade and The Promenade at Frank Lloyd Wright Boulevard

EXHIBIT I

FORM OF GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (this “Assignment”) is made as of                             , 2011 (“Effective Date”), by PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Assignor”) for the benefit of                                          (“Assignee”). This Assignment is made and entered into in accordance with the provisions of that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of March 21, 2011, as amended, between Assignor and Assignee or Purchaser’s predecessor in interest (the “Agreement”). Initially capitalized terms used in this Assignment without definition have the meaning given such terms in the Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor transfers and assigns unto Assignee all of Assignor’s right, title and interest in, to and under the following items relating to that certain real property located in City of Scottsdale, County of Maricopa, State of Arizona, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”):

(a) the Contracts described on Exhibit B attached hereto;

(b) the Warranties;

(c) the Permits;

(d) plans, drawings, and specifications for the improvements located on the Real Property;

(e) any licenses, approvals, certificates, permits and claims (other than any claims against previous tenants of the Real Property, which claims are hereby reserved by Assignor); and

(f) the Trade Names.

Except for Excluded Property.

1. Assignee accepts the foregoing assignment and assumes any obligations of Assignor in connection with the Contracts accruing from and after the Effective Date.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Assignment attached thereto.

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By: Pacific Promenade Manager, Inc., an Arizona corporation
Its: Manager

By:
Name:
Its:

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A TO EXHIBIT I

LEGAL DESCRIPTION OF THE REAL PROPERTY

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT I

SCHEDULE OF CONTRACTS

Type of Service	Company	Service Contract	Termination
Fire Monitoring	SES	Month to Month	Yes, 30 day notice

Fire Phones	Cox Communications	60 month service contract dated 7/1/04, then month to month	termination by customer in writing

Pest Control	EcoLab
		One year, starting 4/15/11.	Yes, 30 day notice

Security	Shetler Security Services	One year, starting 3/1/2011	Yes, 30 day notice

EXHIBIT J

FORM OF ASSIGNMENT OF LEASES

ASSIGNMENT OF LESSOR’S INTEREST IN LEASES

THIS ASSIGNMENT OF LESSOR’S INTEREST IN LEASES (this “Assignment”) is made on                         , 2011 (the “Effective Date”), PACIFIC PROMENADE, LLC, an Arizona limited liability company (“Assignor”), in favor of                                                                                   (“Assignee”).

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the leases (and all amendments, supplements and modifications thereto and guaranties thereof) relating to that certain real property located in the City of Scottsdale, County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”), which leases, amendments, supplements and modifications thereto and guaranties thereof are identified in Exhibit B attached hereto and incorporated herein by this reference (as amended and modified, together with any such guaranties, the “Leases”), together with (i) any and all rights, title, estates and interests of Assignor in and to such security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and not previously applied pursuant to the Leases, and (ii) any and all rights, title, estates and interests of Assignor in and to any subleases, if any, relating to the Real Property. Capitalized terms used herein without definition shall have the meaning given to such terms in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 21, 2011, as amended, by and between Seller and Purchaser or Purchaser’s predecessor in interest (the “Purchase Agreement”).

1. Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Leases accruing from and after the Effective Date and agrees to be bound by all of the terms and conditions of the Leases and Assignee further agrees that, as between Assignor and Assignee, Assignee shall be responsible for: (a) any Approved Leasing Costs/Tenant Inducement Costs; and (b) any Leasing Costs and/or Tenant Inducement Costs for which Assignee received a credit at Closing pursuant to the Purchase Agreement.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By: Pacific Promenade Manager, Inc., an Arizona corporation
Its: Manager

By:
Name:
Its:

ASSIGNEE:

By:
Name:
Its:

EXHIBIT A TO EXHIBIT J

LEGAL DESCRIPTION OF THE REAL PROPERTY

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT J

SCHEDULE OF LEASES

Scottsdale Promenade Shopping Center

Tenant Name	Documents
Alltel Wireless	Lease Agreement dated 7/26/06
First Amendment dated 6/18/08
Sublease dated 6/18/08
Consent to Transfer dated 6/18/08
Marketing Agreement dated 1/11/08
Allure Nails and Tan	Lease dated 6/30/03
Assignment and Assumption of Lease Agreement and Landlord’s Consent to Assignment dated 6/26/06
License Agreement dated 1/20/10
Baja Fresh	Lease dated 4/25/00
First Amendment dated 8/12/10
Bank of America	Ground Lease dated 3/21/02
First Amendment to Ground Lease dated 3/13/08
Second Amendment to Ground Lease dated 6/21/09
Benihana	Ground Lease dated 12/18/01
First Amendment dated 6/2/03
Second Amendment date 8/18/03
Best Barbeques and Islands	Lease dated 12/10/09
Cantina Loredo Scottsdale	Ground Lease dated 5/14/01
First Amendment dated 3/9/02
Landlord Waiver dated 7/9/02
Second Amendment dated 9/30/03
Third Amendment dated 12/10/03
Fourth Amendment dated 2/6/04
Amendment and Consent to Sublease dated 4/23/04
Sublease Agreement dated 4/26/04
Assignment of Membership Interest dated 8/28/06
The Capital Grill	Ground Lease dated 10/19/04
First Amendment dated 12/1/04
License Agreement dated 10/20/05
License Agreement dated 11/8/05
License Agreement dated 4/15/06
License Agreement dated 2/28/10
Carole’s Couture	Lease dated 10/28/04
First Amendment dated 6/30/09
Carolyne’s Salon	Lease dated 1/8/01
First Amendment dated 4/7/06
Second Amendment dated 9/30/10

Tenant Name	Documents
Carter’s	Lease dated 8/20/04
First Amendment dated 4/19/09
Cobbler’s Den Shoe and Luggage Repair	Lease dated 10/13/09
Coffee Bean and Tea Leaf	Lease dated 6/7/00
First Amendment dated 5/24/10
Cost Plus	Lease dated 12/3/98
Acknowledgement of Commencement dated 12/13/99
Memorandum of Lease dated 12/3/98
First Amendment dated 5/26/99
Second Amendment dated 5/9/03
Third Amendment dated 7/29/05
Fourth Amendment dated 5/1/09
Crown Fine Jewelry	Lease dated 8/7/09
Daphne’s Greek Café	Lease dated 10/27/04
First Amendment dated 2/1/09
Lease Amendment and Consent to Assignment dated 7/29/10
Designer Studio	Lease dated 8/10/09
License Agreement undated
The Diamond Source	Lease dated 6/23/09
Doll House and Toy Store	Lease dated 6/1/04
Second Amendment dated 3/1/09
E&J Shoes	Lease dated 4/7/00
First Amendment dated 12/28/09
Elements Therapeutic Massage	Lease dated 8/2/07
First Amendment dated 6/30/10
Second Amendment dated 1/26/11
Exclusively Men’s Spa and Salon	Lease dated 8/5/05
First Amendment dated 2/18/11
First Watch	Lease dated 9/20/06
First Amendment dated 12/31/08
Second Amendment dated 7/21/09
Flo’s Asian Kitchen	Lease dated 1/12/99
First Amendment dated 7/25/00
Second Amendment dated 9/13/00
Third Amendment dated 11/20/00
Fourth Amendment dated 6/30/09
Fox Sports Grill	Lease dated 3/29/02
First Amendment dated 10/15/08
Second Amendment dated 5/1/10
Second Amendment dated 1/1/11
Genghis Grill	Lease dated 7/29/10

Tenant Name	Documents
First Amendment dated 7/21/10
GNC	Lease dated 10/16/00
First Amendment dated 5/10/10
Golden Spoon	Lease dated 5/27/09
Hot Dog Stop	Lease dated 9/23/09
In-N-Out Burger	Ground Lease dated 1/21/00
Jos. A. Bank	Lease dated 4/11/05
First Amendment dated 4/1/09
Justice	Lease dated 10/6/05
License Agreement dated 8/31/05
First Amendment dated 1/10/06
Second Amendment dated 2/16/11
Made on Planet Earth	Lease dated 10/12/07
Guaranty of Lease dated 11/2/07
First Amendment dated 2/1/09
Maggiano’s	Ground Lease dated 4/25/02
Memorandum of Lease dated 4/25/02
First Amendment dated 8/2/02
Second Amendment dated 5/22/03
Third Amendment dated 9/2/03
Fourth Amendment dated 2/4/04
License Agreement dated 3/31/04
Men’s Wearhouse	Lease dated 7/12/00
First Amendment dated 9/6/05
Second Amendment dated 5/24/10
Michael’s	Lease dated 1/29/99
First Amendment dated 12/17/99
Second Amendment dated 5/30/03
Third Amendment dated 7/21/09
Fourth Amendment dated 10/1/10
Miracle Mile Deli	Lease dated 1/27/09
Monte Carlo Cleaners	Lease dated 1/9/02
Assignment and Assumption and Landlord Consent dated 5/27/03
First Amendment dated 12/7/06
Second Amendment dated 8/31/09
Mozaik Skin & Body	Lease dated 11/11/09
Assignment and Assumption and Landlord Consent dated 9/1/10
New Balance	Lease dated 3/3/00
First Amendment dated 6/30/05
Second Amendment dated 8/31/10
Nordstrom Rack	Lease dated 11/4/99

Tenant Name	Documents
First Amendment dated 5/4/06
Second Amendment dated 2/27/09
Nuvira Hair Growth Therapy	Lease dated 12/22/10
OfficeMax	Lease dated 1/28/99
Memorandum of Lease dated 2/12/99
Old Navy	Lease dated 12/28/99
Memorandum of Lease dated 12/9/99
Settlement Agreement and Release dated 7/28/08
Acknowledgement dated 8/13/08
First Amendment dated 4/16/10
The Pampered Horse and Rider	Lease dated 11/5/09
First Amendment dated 10/30/10
Second Amendment dated 12/30/10
Pasta Primo	Lease dated 10/19/10
Assignment and Assumption and Landlord Consent dated 11/30/10
PetsMart	Commencement Date Certificate dated 8/22/00
First Amendment dated 8/22/00
Memorandum of Lease dated 1/29/01
Second Amendment dated 6/24/03
Letter Agreement dated 1/28/11
Picazzo’s Organic Italian Kitchen	Lease dated 8/8/03
First Amendment dated 3/16/10
Pier One Imports	Lease dated 6/21/99
Schedule 2 Agreement of Assumption and Assignment of Lease dated 3/21/03
Agreement in Connection with Assumption and Assignment of Lease to Pier 1 Imports dated 3/31/03
Order Approving & Authorizing Sale of Leases to Highest or Best Bidder dated 3/31/03
First Amendment dated 4/1/09
Rinaldi’s Deli	Lease dated 1/28/03
First Amendment dated 8/27/09
Second Amendment dated 2/11
Roxanne’s Lingerie	Lease dated 8/27/04
First Amendment dated 9/30/09
Rumbi Island Grill	Lease dated 4/5/05
First Amendment dated 11/18/08
Skin Care by Klara	Lease dated 3/9/04
First Amendment dated 2/1/08
Second Amendment dated 1/27/10
Third Amendment dated 12/14/10
Sleep America	Lease dated 1/19/04
Landlord Consent dated 2/28/06
License Agreement dated 2/12/08

Tenant Name	Documents
Slots, Billiards and More	Lease dated 3/29/10
Memorandum of Commencement Date dated 6/15/10
Smoothie King	Lease dated 12/8/10
SomeBurros	Lease dated 5/6/10
Guaranty of Lease dated 5/6/10
Memorandum of Lease dated 5/6/10
Stein Mart	Lease dated 4/6/09
Memorandum of Lease dated 4/2/09
Subway	Lease dated 12/27/10
Tilly’s	Lease dated 5/14/04
First Amendment dated 2/24/09
3 Day Blinds	Lease dated 3/4/02
First Amendment dated 1/15/07
First Amendment dated 11/26/08
Third Amendment dated 3/30/10
Trader Joes	Lease dated 7/8/99
Ulta	Lease dated 1/12/99
First Amendment dated 3/5/99
Second Amendment dated 1/5/01
Third Amendment dated of , 2004
Third Amendment dated 8/9/05
Memorandum of Lease dated 6/8/09
Fifth Amendment dated 6/8/09
UPS Store	Lease dated 10/11/01
MBE Addendum to Lease dated 5/1/02
First Assignment & Assumption of Lease and Landlord’s Consent dated 5/1/02
Continuing Guarantee of Lease dated 5/1/02
Second Assignment & Assumption of Lease and Landlord’s Consent dated 6/9/05
Continuing Guarantee of Lease dated 6/9/05
First Amendment dated 8/8/05
License Agreement dated 11/8/05
Urban Exchange	Lease dated 5/12/10
Verizon Wireless	Lease dated 8/5/08
Tenant Certificate dated 8/5/08
First Amendment dated 2/23/10
Wells Fargo Home Loans	Lease dated 6/16/06
First Amendment dated 7/31/09
Yume Sushi	Lease dated 10/1/10
Guaranty of Lease dated 10/1/10

EXHIBIT K

FORM OF ASSIGNMENT OF OPERATING AGREEMENTS

ASSIGNMENT OF OPERATING AGREEMENTS

THIS ASSIGNMENT OF OPERATING AGREEMENTS (this “Assignment”) is made on                          , 2011 (the “Effective Date”), by PACIFIC PROMENADE, LLC, an Arizona limited liability company ( “Assignor”), in favor of                                          (“Assignee”).

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the Operating Agreements (and all amendments, supplements and modifications thereto) relating to that certain real property located in the City of Scottsdale, County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Real Property”), which Operating Agreements and all, amendments, supplements and modifications thereto are identified in Exhibit B attached hereto and incorporated herein by this reference (as amended and modified, together with any such guaranties, the “Operating Agreements”).

1. Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Operating Agreements accruing from and after the Effective Date and agrees to be bound by all of the terms and conditions of the Operating Agreements.

2. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By:	Pacific Promenade Manager, Inc., an Arizona corporation
Its:	Manager

By:

Name:

Its:

ASSIGNEE:

By:

Name:

Its:

STATE OF ARIZONA	)
)
COUNTY OF MARICOPA	)

On                      2010, before me,                                          a Notary Public in and for said state, personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]

STATE OF CALIFORNIA	}
	}	ss
COUNTY OF VENTURA	}

On                     , before me,                                          (here insert name and title of the officer), personally appeared                                                                                                                                                                         , proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Arizona that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

(This area for official notarial seal)

EXHIBIT A TO EXHIBIT K

LEGAL DESCRIPTION

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

EXHIBIT B TO EXHIBIT K

OPERATING AGREEMENTS

1.         Amended and Restated Declaration of Covenants and Easements dated as of March 15, 1999 executed by Pederson/BVT Promenade Associates and SL-RH Arizona, LLC, recorded March 15, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0245801, as amended by a First Amendment to Amended and Restated Declaration of Covenants and Easements dated September 29, 1999 and recorded September 29, 1999 in the official records of Maricopa County, Arizona as Instrument No. 99-0905378, as amended by a Second Amendment to Amended and Restated Declaration of Covenants and Easements dated as of October 31, 2005 and recorded on October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639970.

2.         Supplemental Declaration of Easements, Covenants, Conditions and Restrictions executed by Pacific Promenade, LLC on October 5, 2010 and recorded on October 12, 2010 in the official records of Maricopa County, Arizona as Instrument No. 2010-0887504.

3.         Supplemental Declaration of Covenants, Conditions and Restrictions dated October 31, 2005 executed by Pederson/BVT Promenade Associates and Pacific Promenade, LLC recorded October 31, 2005 in the official records of Maricopa County, Arizona as Instrument No. 2005-1639972, as amended by a First Amendment to Supplemental Declaration of Covenants, Conditions and Restrictions dated as of March 1, 2011 and recorded on March 10, 2011 in the official records of Maricopa County, Arizona as Instrument No. 2011-0211049.

EXHIBIT L

CERTIFICATION OF NON-FOREIGN STATUS

PACIFIC PROMENADE, LLC, an Arizona limited liability company ( “Seller”), is the transferor of that certain real property located in the County of Maricopa, State of Arizona and more particularly described in Exhibit A attached hereto (the “Property”).

Section 1445 of the Internal Revenue Code of 1986 (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 21, 2011, as amended, by and between Seller and                                          the undersigned hereby certifies the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

2. Seller’s U.S. employer identification number is                     ; and

3. Seller’s address is 1702 East Highland, Suite 310, Phoenix, Arizona 85016. It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

4. Seller is not a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii).

L-1

Under penalty of perjury the undersigned declares that it has examined the foregoing certification and, to the best of its knowledge and belief, it is true, correct and complete, and the person(s) executing the foregoing on behalf of Seller have the authority to sign this document on behalf of Seller.

Date:                          , 2011

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By:	Pacific Promenade Manager, Inc., an Arizona corporation
Its:	Manager

By:

Name:

Its:

L-

EXHIBIT A TO EXHIBIT L

LEGAL DESCRIPTION OF REAL PROPERTY

Lots 1 through 6, Lot 8, Lots 10 through 20, Lots 23 and 24, and Tracts A through E, inclusive, Final Plat of THE PROMENADE, according to Book 788 of Maps, Page 23, records of Maricopa County, Arizona.

L-3

EXHIBIT M

SCHEDULE OF LITIGATION AND DISCLOSURES

AND EXISTING SECURITY ITEMS

NONE

M-1

EXHIBIT N

FORM OF

SELLER ESTOPPEL CERTIFICATE

TO:

(“Purchaser”)

Re:	The Promenade at Frank Lloyd Wright Boulevard

  Suite

  Scottsdale, Arizona

  (the “Leased Premises”)

Gentlemen:

This Seller Estoppel Certificate is delivered to                                  (“Purchaser”) pursuant to Section 11(a)(iv) of that certain Purchase and Sale Agreement and Joint Escrow Instructions (“Purchase Agreement”), dated as of March 21, 2011, as amended, between the undersigned (“Seller” or “Landlord”) and Purchaser or Purchaser’s predecessor in interest. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement. Seller’s liability pursuant to this Seller’s Estoppel Certificate shall be subject to the limitations on such liability contained in Sections 6 and 22(s) of the Purchase Agreement.

1.                                          is the tenant (“Tenant”) under a lease with Landlord (or Landlord’s predecessor in interest), dated                     , demising the Leased Premises, as amended, modified, supplemented or extended by the following (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                              (collectively, “Lease”).

2. To Seller’s Actual Knowledge, the Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                              .

3. The obligation of the Tenant to pay fixed minimum rent under the Lease commenced prior to the date hereof and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on                     . Tenant has              remaining option(s) to renew the term of the Lease for              year(s) each.

4. The Lease is in full force and effect and represents the entire agreement between Tenant and Landlord, and to Seller’s Actual Knowledge, Tenant is in possession of the Leased Premises.

5. The fixed minimum monthly rent currently payable under the Lease is $            .

6. All rent concessions and abatements have expired, and to Seller’s Actual Knowledge, Tenant is not entitled to any rent credit, partial rent, rebates, rent abatements, rent concessions, move-in allowances or improvement allowances of any kind, except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                     .

7. The fixed minimum rent, real estate taxes, building maintenance costs and all other charges due under the Lease have been paid up to and including the following date:                     . Any percentage rental (“Percentage Rent”) has been paid up to and including the following date:                     , and is currently payable based upon         % of Gross Sales (as defined in the Lease) in excess of $            . Tenant is currently paying a monthly amount of $             as its pro rata share of the operating expenses, real estate taxes and insurance costs of the Property.

8. The security deposit held by Landlord under the Lease is $            .

9. No rents have been prepaid, other than as provided in the Lease, and rentals that have heretofore become due have been paid.

10. To Seller’s Actual Knowledge: (a) as of the date hereof, there are no offsets or credits against rentals due and payable under the Lease and (b) there are no existing credits, defenses, offsets or counterclaims which the undersigned has against Landlord or the enforcement of the Lease by Landlord.

11. To Seller’s Actual Knowledge, all conditions of the Lease and all work required to be performed by Landlord have been satisfied or completed.

12. To Seller’s Actual Knowledge, there are no defaults, claims thereof, or any condition which with the giving of notice and/or passage of time could become a default by either Landlord or Tenant with respect to their respective obligations under the Lease or in the performance of any term, covenant or condition contained in the Lease.

13. The undersigned and the person(s) executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate.

This Certificate is for the benefit of and may be relied upon by (i) Purchaser and its successors and assigns, and (ii) any lender(s) of Purchaser (or Purchaser’s successors and assigns) from time to time.

Date:                     , 2011

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By: Pacific Promenade Manager, Inc., an Arizona corporation
Its: Manager

By:
Name:
Its:

EXHIBIT N-1

FORM OF

TENANT ESTOPPEL CERTIFICATE

TO:

(“Purchaser”)

Re:	The Promenade at Frank Lloyd Wright Boulevard

  Suite

  Scottsdale, Arizona

  (the “Leased Premises”)

Gentlemen:

1.                                          is the tenant (“Tenant”) under a lease with                                          (hereafter “Landlord”), or Landlord’s predecessor in interest, dated                     , demising the Leased Premises, as amended, modified, supplemented or extended by the following (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                                        (collectively, “Lease”).

2. Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):                                                                                                                                                                    .

3. The obligation of the Tenant to pay fixed minimum rent under the Lease commenced prior to the date hereof and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on                     . Tenant has              remaining option(s) to renew the term of the Lease for              year(s) each.

4. The Lease is in full force and effect and represents the entire agreement between Tenant and Landlord, and Tenant is in possession of the Leased Premises.

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5. The fixed minimum monthly rent currently payable under the Lease is $            .

6. All rent concessions and abatements have expired, and Tenant is not entitled to any rent credit, partial rent, rebates, rent abatements, rent concessions, move-in allowances or improvement allowances of any kind, except as follows (if none, write “None” or leave blank, in which case the response will be deemed to be “None”):

7. The fixed minimum rent, real estate taxes, building maintenance costs and all other charges due under the Lease have been paid up to and including the following date:                     . Any percentage rental (“Percentage Rent”) has been paid up to and including the following date:                     , and is currently payable based upon         % of Gross Sales (as defined in the Lease) in excess of $            . Tenant is currently paying a monthly amount of $             as its pro rata share of the operating expenses, real estate taxes and insurance costs of the Property. Tenant’s pro rata share is                      percent (        %).

8. The security deposit held by Landlord under the Lease is $            .

9. No rents have been prepaid, other than as provided in the Lease, and rentals that have heretofore become due have been paid.

10. As of the date hereof, there are no offsets or credits against rentals due and payable under the Lease, and there are no existing credits, defenses, offsets or counterclaims which the undersigned has against Landlord or the enforcement of the Lease by Landlord.

11. All conditions of the Lease and all work required to be performed by Landlord have been satisfied or completed.

12. There are no defaults, claims thereof, or any condition which with the giving of notice and/or passage of time could become a default by either Landlord or Tenant with respect to their respective obligations under the Lease or in the performance of any term, covenant or condition contained in the Lease.

13. Tenant does not have any rights or options to purchase the property of which the Leased Premises is a part, the Premises or any portion thereof, nor does Tenant have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Leased Premises or the Property of which the Leased Premises is a part, except as may be expressly set forth in the Lease.

14. If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect.

15. The undersigned and the person(s) executing this Certificate on behalf of the undersigned have the power and authority to render this Certificate.

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This Certificate is for the benefit of and may be relied upon by (i) Landlord, (i) Purchaser and its successors and assigns, and (ii) any lender(s) of Purchaser (or Purchaser’s successors and assigns) from time to time.

Date:                     , 2011

By:
Name:
Title:

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EXHIBIT O

PRORATION METHOD

Prorations, Costs and Expenses.

(a) Prorations and Adjustments. The following adjustments and prorations shall be made as of 12:01 a.m. on the Closing Date (“Proration Date”), as though Purchaser held title to the Property throughout the entire day in which the Closing occurs. Such adjustments and prorations shall be made on the basis of: (i) a 365-day year with respect to Taxes as provided in Section (a)(iii) hereof; and/or (ii) the number of days in the calendar month in which the Closing Date occurs with respect to Revenues and Operating Expenses as provided in Sections (a)(i) and (ii), respectively, hereof, subject to the following provisions:

(i) Revenues. All rentals, receipts and other revenues (including, but not limited to, reimbursements for Property Expenses (as defined below), common area maintenance, real and personal property taxes, insurance and other operating expense reimbursements, if applicable, but excluding percentage rent, if applicable) (collectively, the “Revenues”), received by Seller as of the Closing, but which are properly allocable to the period after the Proration Date, shall be credited to Purchaser at the Closing. To the extent there are any Revenues owing to Seller as of the Closing which relate to periods of time prior to the Proration Date, but which have not actually been collected by Seller as of the Closing (“Delinquent Revenues”), Purchaser shall not be obligated to pay to Seller (or give Seller a credit for), the amount of such Delinquent Revenues on the Closing. All Revenues which are received by Seller or Purchaser subsequent to the Closing Date shall be applied: first, to amounts due to Purchaser; and second, to Delinquent Revenues due to Seller. Seller and Purchaser hereby agree to promptly remit to the other the amount of any Revenues received and owing to each other pursuant to the provisions of this Section (a)(i). Notwithstanding any provision in this Exhibit O to the contrary, Seller retains its rights to recover Delinquent Revenues, including, without limitation, the right to collect (without eviction) the same from the Tenants and/or third parties responsible for payment of such Delinquent Revenues and Purchaser shall reasonably cooperate with Seller’s efforts to do so.

(ii) Operating Expenses. All costs, fees and expenses (other than Taxes) relating to the operation, management and repair of the Property, excluding Leasing Costs (collectively, the “Operating Expenses”), shall be prorated between Seller and Purchaser at the Closing as of the Proration Date.

(iii) Real and Personal Property Taxes. (A) All general and special real and personal property taxes and assessments (collectively, the “Taxes”), based on the regular tax bill for the current fiscal year (or, if such tax bill has not been issued as of the date of the Closing, the regular tax bill for the fiscal year preceding the current fiscal year) shall be prorated between Seller and Purchaser at the Closing as of the Proration Date. Without limiting the foregoing, any and all accrued and unpaid supplemental or special real property taxes or assessments that relate to any time period prior to the Proration Date shall be the responsibility of Seller and, if not paid prior to or at Closing, shall be credited to the Purchaser at Closing, and any and all supplemental or special real property taxes or assessments that relate to any time period on or after the Proration Date shall be the responsibility of Purchaser and if paid by Seller prior to or at Closing, shall be credited to Seller at Closing. Without limiting the foregoing, in the event any supplemental or special real property taxes or assessments are levied prior to Closing, but are due and payable in one or more installments subsequent to the Closing, such supplemental or special real property taxes or assessments shall be allocated on a pro rata basis over the applicable payment period in question and prorated between Seller and Purchaser as of the Proration Date. Notwithstanding any of the terms and conditions to the contrary contained in this Section (a)(iii), in the event any such Taxes are paid for directly by the Tenants to the applicable taxing authorities, such Taxes shall be not prorated between Seller or Purchaser

(iv) Percentage Rent. Any percentage rent payable under each Lease for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Proration Date. Seller and Purchaser acknowledge that sufficient information to enable Seller and Purchaser to prorate percentage rent will not be available as of the Closing. Accordingly, the proration contemplated in this Section (a)(iv) shall be conducted subsequent to the Closing pursuant to Section (d) hereof.

(v) Assumed Contracts. All Operating Expenses accruing under, arising out of or relating to any of the Contracts assumed by Purchaser shall be prorated between Seller and Purchaser at the Closing as of the Proration Date.

(b) Property Expense Pass-Throughs. If the Leases require the Tenants to reimburse Seller for Operating Expenses and/or Taxes (collectively, the “Property Expenses”), in the event such Property Expenses are reconciled under the terms of the Leases at the end of the calendar year in which the Closing takes place, to reflect the actual Property Expenses incurred for the calendar year, such calendar year shall be deemed to constitute the “Reconciliation Period” for purposes of this Agreement and the following provisions shall apply:

(i) On or before the Closing, Seller shall be responsible for computing and comparing on a Tenant-by-Tenant basis and delivering to Purchaser a written statement setting forth: (A) the amount of Property Expenses incurred and actually paid by Seller with respect to the Reconciliation Period; and (B) the amount of Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period.

(ii) Within sixty (60) Calendar Days following the expiration of the first Reconciliation Period, Purchaser shall compute the actual Property Expenses incurred and paid by Seller and Purchaser and the actual Property Expenses reimbursed (or not reimbursed) by the Tenants and/or third parties to Seller and/or Purchaser with respect to the Reconciliation Period (“Property Expense Reconciliation”). Following the completion of the Property Expense Reconciliation, Purchaser shall submit the same to Seller for Seller’s review and approval, which approval shall not be unreasonably withheld or delayed. In the event Seller fails to approve or disapprove of the Property Expense Reconciliation within ten (10) Business Days following the receipt of the same, which failure continues for five (5) Business Days following delivery to Seller of a second written notice, such Property Expense Reconciliation shall be deemed approved by Seller. Following the approval (or deemed approval) by Seller of the Property Expense Reconciliation, Purchaser shall forward the Property Expense Reconciliation to the applicable Tenants. Purchaser hereby covenants to use reasonable efforts to enforce the provisions of the Leases which require the Tenants and/or third parties to reimburse the landlord for Property Expenses with respect to the Reconciliation Period. To the extent Purchaser or Seller receives any such Property Expense reimbursement payments with respect to the Reconciliation Period, the same shall constitute Revenues and shall be paid to Seller or Purchaser in the manner contemplated in Section (a)(i) hereof.

(iii) Following the completion of the Property Expense Reconciliation, if the Property Expenses incurred and paid by Seller for that portion of the Reconciliation Period in question preceding the Closing exceed the reimbursed Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period (“Property Expense Reimbursement Shortfall”), Purchaser shall pay to Seller an amount equal to such Property Expense Reimbursement Shortfall to the extent that Purchaser shall have collected and received such identifiable amounts from the Tenants and/or third parties under the Leases. If the reimbursed Property Expenses received by Seller from the Tenants under the Leases with respect to the Reconciliation Period preceding the Closing exceed the Property Expenses incurred and paid by Seller with respect to the Reconciliation Period (“Property Expense Reimbursement Surplus”), then Seller shall pay an amount equal to such Property Expense Reimbursement Surplus to Purchaser within ten (10) Business Days after Seller’s receipt of the Property Expense Reconciliation. Upon Seller’s payment to Purchaser of any such Property Expense Reimbursement Surplus, Purchaser shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required under their respective Leases.

(iv) Seller and Purchaser hereby agree to reasonably cooperate with each other in connection with any disputes or claims by Tenants concerning the calculation of Property Expenses during the Reconciliation Period.

(c) Security Deposits; Leasing Commissions and Tenant Inducement Costs. All Security Deposits held by Seller under the Leases shall be credited to Purchaser at the Closing. With respect to the existing Leases, Purchaser shall be entitled to receive a credit against the Purchase Price at the Closing for: (i) all Tenant Inducement Costs which arise or accrue after the Closing; and (ii) all unpaid Leasing Costs. Furthermore, any Approved Leasing Costs/Tenant Inducement Costs previously paid by Seller shall be payable by Purchaser to Seller at Closing.

(d) Final Accounting. Seller and Purchaser acknowledge and agree that, on the Closing Date, Seller and Purchaser may not have sufficient information to conduct and complete a final proration of all items subject to proration pursuant to this Exhibit O. Accordingly, Seller and Purchaser agree that, as soon as is reasonably practicable after the Closing Date, Seller and Purchaser shall make a final accounting of all items relating to the Property to be prorated between Seller and Purchaser pursuant to this Exhibit O. In conjunction with the performance of such final accounting, following a request from Seller, Purchaser shall provide Seller with copies of all monthly and other statements sent to the Tenants itemizing amounts owing under the Leases by the Tenants (together with copies of invoices, statements and other supporting documentation evidencing such expenditures and tenant ledgers and related documentation evidencing how Revenues were applied, all as reasonably requested by Seller). In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Seller to Purchaser, then Seller shall cause such amounts to be paid to Purchaser within ten (10) Calendar Days after such final accounting is completed. In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Purchaser to Seller, then Purchaser shall cause such amounts to be paid to Seller within ten (10) Calendar Days after such final accounting is completed. All unpaid amounts shall accrue interest at the rate of ten percent (10%) per annum from the day such amounts are due until the day such amounts are paid in full.

EXHIBIT P

SCHEDULE OF ENVIRONMENTAL REPORTS

1.         Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road-Scottsdale, Arizona 85254 prepared by LandAmerica Assessment Corporation, dated June 17, 2004, Project No. 05-27477.01.

2.         Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright and Scottsdale Road-Scottsdale, Arizona 85254 prepared by National Assessment Corporation, dated January 15, 2003, Project No. 02-12505.2.

3.         Phase I Environmental Site Assessment Report-The Promenade-southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road-Scottsdale, Arizona 85254 prepared by LandAmerica Assessment Corporation, dated June 17, 2005, Project No. 05-27477.01.

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EXHIBIT Q

FORM OF TENANT NOTICE

                         , 2011

CERTIFIED MAIL/RETURN RECEIPT REQUEST

Re:	The Promenade at Frank Lloyd Wright Boulevard

Suite No.(s)

Scottsdale, Arizona

Notice of Ownership Change

Dear Sir or Madam:

Notice is hereby given to the tenant under that certain Lease dated                     , as amended, between                                                                                   (“Tenant”) and                                                                                   (“Landlord/Seller”) pertaining to property located at The Promenade at Frank Lloyd Wright Boulevard, Scottsdale, Arizona (the “Property”) that Landlord/Seller, the current owner of the Property, has sold the Property and assigned the Lease to                                          (“Purchaser”), effective as of the date set forth above (the “Effective Date”). Purchaser has assumed all of the obligations of Seller/Landlord under the Lease.

All rent and other payments for periods after the Effective Date shall be made payable to Purchaser at:

Purchaser’s telephone number is                     .

Sincerely,

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SELLER/LANDLORD

PACIFIC PROMENADE, LLC, an Arizona limited liability company

By:	Pacific Promenade Manager, Inc., an Arizona corporation
Its:	Manager

By:

Name:

Its:

“PURCHASER”

, a(n)

By:

Name:

Its:

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